UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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International Business Machines Corporation
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IBM Notice of 2014 Annual Meeting and Proxy Statement

International Business Machines Corporation

Armonk, New York 10504

March 10, 2014

DEAR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 29, 2014 at 10 a.m., in the Prime F. Osborn III Convention Center, Jacksonville, Florida.

At this year’s Annual Meeting, you will once again be asked to provide an advisory vote on executive compensation. The Board’s recommendation on this item is set forth in the proposal, and your support is important.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. You also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, Armonk, NY 10504.

Very truly yours,

Virginia M. Rometty

Chairman of the Board

YOUR VOTE IS IMPORTANT.

Please vote by using the Internet, the telephone,

or by signing, dating, and returning the enclosed proxy card.

NOTICE OF MEETING

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 29, 2014 at 10 a.m., in the Prime F. Osborn III Convention Center, 1000 Water Street, Jacksonville, Florida 32204. The items of business are:

1.         Election of directors proposed by the Company’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2.         Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.         Advisory vote on executive compensation.

4.         Approval of Long-Term Incentive Performance Terms for Certain Executives pursuant to Section 162(m) of the Internal Revenue Code.

5.         Adoption of the 2014 Employees Stock Purchase Plan.

6.         Three stockholder proposals if properly presented at the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Michelle H. Browdy

Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 10, 2014 to all stockholders entitled to vote. The IBM 2013 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 29, 2014: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.

IBM Notice of 2014 Annual Meeting and Proxy Statement

International Business Machines Corporation

1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Alain J.P. Belda, 70, is a managing director at Warburg Pincus LLC, a global private equity and investment firm. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Belda joined Alcoa in 1969 and subsequently held various executive positions. From 1979 to 1994, he was president of Alcoa Aluminio S.A. in Brazil, Alcoa’s Brazilian subsidiary. He was named executive vice president of Alcoa Inc. in 1994, vice chairman in 1995, president and chief operating officer in 1997 and president and chief executive officer in 1999. Mr. Belda was chairman and chief executive officer from 2001 until 2008; he remained chairman until his retirement in 2010. He is a director of Renault S.A., Omega Energia Renovavel S.A., Banco Indusval Partners, Pet Center Marginal and Dudalina. Additionally, during the past five years, he served as a director of Citigroup Inc. Mr. Belda became an IBM director in 2008.

William R. Brody, 70, is president of the Salk Institute for Biological Studies, a non-profit scientific research institution. He is a member of IBM’s Directors and Corporate Governance Committee. From 1987 to 1994, Dr. Brody was the Martin Donner Professor and director of the Department of Radiology, professor of electrical and computer engineering, and professor of biomedical engineering at The Johns Hopkins University and radiologist-in-chief of The Johns Hopkins Hospital. He was the provost of the Academic Health Center at the University of Minnesota from 1994 until 1996. Dr. Brody was president of The Johns Hopkins University from 1996 to 2009. He is a director of all T. Rowe Price fund companies and Biomed Realty Trust. Dr. Brody is a trustee of the W.M. Keck Foundation and Stanford University. Additionally, during the past five years, he served as a director of Novartis AG. Dr. Brody became an IBM director in 2007.

Kenneth I. Chenault, 62, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company Inc, in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company. Mr. Chenault became an IBM director in 1998.

Michael L. Eskew, 64, is retired chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is chair of IBM’s Audit Committee and a member of IBM’s Executive Committee. He will become IBM’s Presiding Director effective May 1, 2014. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remains on the board of United Parcel Service, and he is also a director of Eli Lilly and Company and 3M Company. In addition, he is chairman of the Annie E.Casey Foundation. Mr. Eskew became an IBM director in 2005.

David N. Farr, 59, is chairman and chief executive officer of Emerson Electric Co., a diversified manufacturing and technology company. He is a member of IBM’s Audit Committee. Mr. Farr joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010. He is a director of the US-China Business Council. Additionally, during the past five years, he served as a director of Delphi Corporation. Mr. Farr became an IBM director in 2012.

Shirley Ann Jackson, 67, is president of Rensselaer Polytechnic Institute. She is a member of IBM’s Directors and Corporate Governance Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995, and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., and Public Service Enterprise Group Incorporated. She is a member of the President’s Council of Advisors on Science and Technology and a member of the International Security Advisory Board to the United States Secretary of State. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, a trustee of the Brookings Institution and a past president of the American Association for the Advancement of Science. She is a member of the Council on Foreign Relations, the National Academy of Engineering, the American Philosophical Society and the Board of Regents of the Smithsonian Institution. Additionally, during the past five years, she served as a director of NYSE Euronext. Dr. Jackson became an IBM director in 2005.

Andrew N. Liveris, 59, is chairman, president and chief executive officer of The Dow Chemical Company, a diversified chemical company. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Liveris joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr. Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. Mr. Liveris serves as chairman of The Business Council, vice chairman of the executive committee of the Business Roundtable, co-chair of the President’s Advanced Manufacturing Partnership, and a member of the President’s Export Council. He is a member of the US-China Business Council, the US-India CEO Forum and the United States Council for International Business (USCIB). Mr. Liveris is also a trustee emeritus of Tufts University, a trustee of the Herbert H. & Grace A. Dow Foundation and the California Institute of Technology and a member of the board of the Peterson Institute for International Economics and the Special Olympics. Additionally, during the past five years, he served as a director of Citigroup Inc. Mr. Liveris became an IBM director in 2010.

W. James McNerney, Jr., 64, is chairman and chief executive officer of The Boeing Company, an aerospace company and manufacturer of commercial jetliners and military aircraft. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. McNerney joined Boeing in his current role in 2005. Beginning in 1982, he served in management positions at General Electric Company, including as president and chief executive officer of GE Aircraft Engines from 1997 to 2000. From 2001 to 2005, he served as chairman and chief executive officer of 3M Company. Mr. McNerney is chairman of the President’s Export Council. He is also a director of The Procter & Gamble Company. Mr. McNerney became an IBM director in 2009.

James W. Owens, 68, is retired chairman and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995 and vice chairman in 2003. Mr. Owens served as chairman and chief executive officer of Caterpillar from 2004 until his retirement in 2010. He is a director of Alcoa Inc. and Morgan Stanley. Mr. Owens is chairman of the executive committee of the Peterson Institute for International Economics, a director of the Council on Foreign Relations and a senior advisor at KKR & Co. L.P. He is a trustee of North Carolina State University and was a member of the President’s Economic Recovery Advisory Board. Mr. Owens became an IBM director in 2006.

Virginia M. Rometty, 56, is chairman, president and chief executive officer of IBM and chair of IBM’s Executive Committee. Mrs. Rometty joined IBM in 1981. She was elected senior vice president of Global Business Services in 2005, senior vice president of Sales and Distribution in 2009, senior vice president and group executive of Sales, Marketing and Strategy in 2010, president and chief executive officer in early 2012 and chairman in late 2012. She is a member of the Business Roundtable, the Council on Foreign Relations, the President’s Export Council, the Board of Trustees of Northwestern University and the Board of Overseers and Managers of Memorial Sloan-Kettering Cancer Center. Additionally, during the past five years, she served as a director of American International Group, Inc. Mrs. Rometty became an IBM director in 2012.

Joan E. Spero, 69, is an adjunct senior research scholar at Columbia University’s School of International and Public Affairs. She is a member of IBM’s Audit Committee. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993, she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996, Ms. Spero served as U.S. Under Secretary of State for Economic, Business and Agricultural Affairs, and from 1997 through 2008, she was president of the Doris Duke Charitable Foundation. She is a director of Citigroup Inc. and International Paper Company. From 2009 to 2010 she was a visiting fellow at the Foundation Center. She is a member of the Council on Foreign Relations, and the American Philosophical Society, a trustee emeritus of Columbia University, an honorary trustee of the Brookings Institution, and a trustee of the Wisconsin Alumni Research Foundation and the International Center for Transitional Justice. Additionally, during the past five years, she served as a member of the supervisory board of ING Group. Ms. Spero became an IBM director in 2004.

Sidney Taurel, 65, is senior advisor at Capital Royalty L.P., a private equity firm. He is chair of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman of the board in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is a director of McGraw Hill Financial, Inc. He is also a member of The Business Council and the Board of Overseers of the Columbia Business School and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

Lorenzo H. Zambrano, 69, is chairman and chief executive officer of CEMEX, S.A.B. de C.V., a global building materials company. He is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Mr. Zambrano joined CEMEX in 1968. He was named chief executive officer in 1985 and has also served as chairman of the board since 1995. Additionally, during the past five years, he served as a director of Fomento Economico Mexicano, S.A.B de C.V. and Grupo Televisa, as well as chairman of the board of the Tecnologico de Monterrey. Mr. Zambrano became an IBM director in 2003.

GENERAL INFORMATION

IBM Board of Directors

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2014, the Board will consist of 13 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held nine meetings during 2013. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2013, overall attendance at Board and committee meetings was over 97%. Attendance was at least 75% for each director. Information about board attendance at the Company’s 2013 Annual Meeting of Stockholders and the Company’s policy with regard to board members’ attendance at annual meetings of stockholders is available at http:// www.ibm.com/investor/governance/board-of-directors/about-the-board.wss.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without members of management. An executive session with independent directors is held at least once a year, and the non-management directors met in executive session eight times in 2013. The IBM Board Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters. These guidelines are available at http://www.ibm.com/investor/governance/corporate-governance-guidelines.wss.

The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of the Company’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also focus on ensuring that the Board reflects a diversity of experiences, backgrounds and individuals.

The IBM Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience as presidents of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, the Company’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described in the table below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

A.J.P. Belda	• Global business experience as former chairman and chief executive officer of Alcoa Inc.
• Private equity management experience as a managing director of Warburg Pincus LLC
• Outside board experience as a director of Renault S.A.

W.R. Brody	• Leadership position as president of the Salk Institute for Biological Studies, a leading scientific research institution that develops solutions to a wide range of medical issues
• Leadership and teaching positions at research universities, including former president of The Johns Hopkins University
• Outside board experience as a director of Novartis AG and all T. Rowe Price fund companies
• Experience as a university trustee
• Experience as a founder and former chief executive officer of a high-tech medical device company

K.I. Chenault	• Global business, technology and information management experience as chairman and chief executive officer of American Express Company
• U.S. Government service (member of the President’s Council on Jobs and Competitiveness)
• Affiliation with leading business and public policy association (member of the executive committee of the Business Roundtable)
• Experience as a university trustee
• Outside board experience as a director of The Procter & Gamble Company

M.L. Eskew	• Global business experience as former chairman and chief executive officer of United Parcel Service, Inc.
• Outside board experience as a director of Eli Lilly and Company, 3M Company and United Parcel Service, Inc.
• Chairman of charitable organization

D.N. Farr	• Global business experience as chairman and chief executive officer of Emerson Electric Co.
• Affiliation with leading business and public policy association (director of the US-China Business Council)
• Outside board experience as former director of Delphi Corporation

S.A. Jackson	• Leadership position as president of Rensselaer Polytechnic Institute, a leading science and technology university that brings technological innovation to the marketplace
• Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories

• U.S. Government service (former chairman of the U.S. Nuclear Regulatory Commission, a member of the President’s Council of Advisors on Science and Technology and a member of the International Security Advisory Board to the United States Secretary of State)

• Regulatory experience (former member of the board of governors of the Financial Industry Regulatory Authority (FINRA))
• Affiliation with leading business and public policy associations (member of the Council on Foreign Relations and university vice chair of the Council on Competitiveness)
• Outside board experience as a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., and Public Service Enterprise Group Incorporated
• Leadership and teaching positions at a research university

A.N. Liveris	• Global business experience as chairman, president and chief executive officer of The Dow Chemical Company
• U.S. Government service (co-chair of the President’s Advanced Manufacturing Partnership and member of the President’s Export Council)
• Affiliation with leading business and public policy associations (chairman of The Business Council and vice chairman of the executive committee of the Business Roundtable)
• Outside board experience as a former director of Citigroup Inc.
• Experience as a university trustee

W.J. McNerney, Jr.	• Global business experience as chairman and chief executive officer of The Boeing Company
• Manufacturing and technology experience as former chairman and chief executive officer of 3M Company and senior executive of General Electric Company
• U.S. Government service (chairman of the President’s Export Council)
• Affiliation with leading business and public policy association (member and former chairman of the executive committee of the Business Roundtable)
• Outside board experience as a director of The Procter & Gamble Company
• Experience as a university trustee

J.W. Owens	• Global business experience as former chairman and chief executive officer of Caterpillar Inc.
• Experience as a senior advisor at KKR & Co. L.P., a global asset management company
• U.S. Government service (former member of the President’s Economic Recovery Advisory Board)

• Affiliation with leading business and public policy associations (chairman of the executive committee of the Peterson Institute for International Economics, director of the Council on Foreign Relations, and former member of The Business Council)

• Outside board experience as a director of Alcoa Inc. and Morgan Stanley
• Experience as a university trustee

V.M. Rometty	• Global business experience as chairman, president and chief executive officer of IBM
• Affiliation with leading business and public policy associations (member of the Business Roundtable, the Council on Foreign Relations and the Peterson Institute for International Economics)
• U.S. Government service (member of the President’s Export Council)
• Outside board experience as former director of American International Group, Inc.
• Experience as a university trustee

J.E. Spero	• Experience as senior research scholar, Columbia University’s School of International and Public Affairs
• Research experience with national non-profit service organization (former visiting fellow at the Foundation Center)
• Leadership position as former president of the Doris Duke Charitable Foundation
• Business experience as a former senior executive of American Express Company
• U.S. Government service (former U.S. Under Secretary of State for Economic, Business and Agricultural Affairs and former U.S. Ambassador to the United Nations for Economic and Social Affairs)
• Affiliation with leading business and public policy association (member of the Council on Foreign Relations)
• Outside board experience as a director of Citigroup Inc. and International Paper Company
• Experience as a university trustee and former university professor

S. Taurel	• Global business experience as former chairman and chief executive officer of Eli Lilly and Company
• Private equity management experience as senior advisor of Capital Royalty L.P.
• U.S. Government service (former member of the Homeland Security Advisory Council, the President’s Export Council and the Advisory Committee for Trade Policy and Negotiations)
• Affiliation with leading business association (member of The Business Council)
• Outside board experience as a director of McGraw Hill Financial, Inc.
• Member of a university oversight board

L.H. Zambrano	• Global business experience as chairman and chief executive officer of CEMEX, S.A.B. de C.V.
• Outside board experience as a former director of Fomento Economico Mexicano, S.A.B. de C.V.
• Leadership position as former chairman of the board of Tecnologico de Monterrey, Mexico’s leading private higher education system

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at http://www.ibm.com/investor/governance/board-of-directors/director-independence-standards.wss. Applying those standards for the non-management directors standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, W.R. Brody, M.L. Eskew, D.N. Farr, S.A. Jackson, A.N. Liveris, W. J. McNerney, Jr., J.W. Owens, J.E. Spero, S. Taurel, and L.H. Zambrano. The Committee and the Board have determined that K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company. As a result, Mr. Chenault does not participate on any committee of the Board and does not participate in the determination or approval of the compensation level for the Company’s CEO. The Company holds an executive session of the Board at least once a year that includes only independent directors. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company and is not an executive officer. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

As noted below, the Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances. Mrs. Rometty serves as IBM’s Chairman and CEO, a structure which the Directors and Corporate Governance Committee and the Board believe is in the best interests of the Company and its stockholders. Additionally, and on the recommendation of Mrs. Rometty, the Board has amended the IBM Board Corporate Governance Guidelines, creating the role of Presiding Director, to be elected by the independent members of the Board, to become effective May 1, 2014. The Presiding Director will have the following responsibilities:

•       Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors

•       Serve as liaison between the Chairman and the independent directors

•       Approve information sent to the Board

•       Approve meeting agendas for the Board

•       Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items

•       Have authority to call meetings of the independent directors, and

•       If requested by major stockholders, ensure that he or she is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

The Directors and Corporate Governance Committee and the Board as a whole accepted the recommendation of Mrs. Rometty and believe that this leadership structure will provide the Company with the continued benefits of combining the leadership role of Chairman and CEO, while also recognizing the unique strengths and capabilities of IBM’s Board members. An independent Presiding Director with the clearly defined duties and responsibilities outlined above will further enhance the contributions of IBM’s independent directors, which have been and will continue to be substantial. Implementation of the Presiding Director position in May, after the 2014 Annual Meeting, will allow the Company to achieve all these objectives and to begin the new Board term with this process and organization.

The independent directors of the Board have elected Michael L. Eskew to become the Company’s first Presiding Director, effective May 1, 2014. Mr. Eskew has significant global business, leadership and oversight experience as the former chairman and chief executive officer of United Parcel Service, Inc., the current chairman of the Annie E. Casey Foundation, and a board member of Eli Lilly and Company, 3M Company and United Parcel Service, Inc.

In recent years, much attention has been given to the subject of risk and how companies assess and manage risks across the enterprise. At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. IBM has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities. The Audit Committee periodically reviews the Company’s enterprise management framework, including the Company’s enterprise risk management processes. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

The process by which stockholders and other interested parties may communicate with the Board or non-management directors of the Company is available at http://www. ibm.com/investor/governance/board-of-directors/contact-the-board.wss.

Committees of the Board

Executive
		Directors and	Compensation
		Corporate	and Management
Name	Audit	Governance	Resources	Executive
A.J.P. Belda			X
W.R. Brody		X
M.L. Eskew	Chair			X
D.N. Farr	X
S.A. Jackson		X
A.N. Liveris			X
W.J. McNerney, Jr.			X
J.W. Owens	X
V.M. Rometty				Chair
J.E. Spero	X
S. Taurel			Chair	X
L.H. Zambrano		Chair		X

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and reviews its selection with the Board. In addition, at the beginning of each year, the Audit Committee approves the proposed services to be provided by the accounting firm during the year. Any additional engagements that arise during the course of the year are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held six meetings in 2013. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers, and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/governance/business-conduct-guidelines.wss.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors. As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the Committee and the Board, and suggestions from Company management, including the CEO. Any formal invitation to a director candidate is authorized by the full Board. The Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. In addition, the Committee makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Connell & Partners to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices. The Committee determined that Connell & Partners is free of conflicts of interest. The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held four meetings in 2013. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate her performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made under these delegations are reviewed periodically with the Committee.

The chair of the Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the IBM Senior Vice President of Human Resources (SVP HR) review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on her evaluation of each senior executive’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee has retained Semler Brossy Consulting Group, LLC as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. Semler Brossy does not perform any other work for the Company, and the work done by them for the Committee is documented in a formal agreement executed by Semler Brossy and the Committee. See Section 1 of the 2013 Compensation Discussion and Analysis for additional information about the Committee’s consultant.

The Committee reports to stockholders as required by the SEC (see 2013 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held six meetings in 2013. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

Compensation Committee Interlocks and Insider Participation

Messrs. Belda, Liveris, McNerney and Taurel served as members of the Executive Compensation and Management Resources Committee in 2013. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2013, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2013.

Certain Transactions and Relationships

Under the Company’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of the Company’s common stock. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

In connection with Mr. M. Loughridge’s retirement from the Company effective December 31, 2013, the Board approved a consulting agreement that was disclosed by the Company in December 2013. These arrangements are also described in the 2013 Compensation Discussion & Analysis. From time to time, the Company may have employees who are related to our executive officers or directors. As noted in the discussion above on “General Information — Board of Directors,” Mr. Eskew’s son is employed by the Company. He is an executive of the Company (not an executive officer). In addition, an adult child of Mr. M.E. Daniels (former Senior Vice President and Group Executive, Services, who retired on March 31, 2013), a sibling of Dr. J.E. Kelly III (Senior Vice President and Director, Research), and the wife of Mr. R.J. Picciano (Senior Vice President, Information and Analytics Group) are employed by the Company in non-executive positions. Further, a brother-in-law of Mr. M. Loughridge (former Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation, who retired on December 31, 2013) and the spouse of Mr. T.S. Shaughnessy (Senior Vice President, GTS Services Delivery) served as executives of the Company in 2013. None of the above-referenced family member employees are executive officers of IBM. Each employee mentioned above received compensation in 2013 between $120,000 and $500,000. Additionally, in 2013 the above-referenced family members of Messrs. Eskew, Loughridge and Shaughnessy each received an equity grant. The compensation and other terms of employment of each of the family member employees noted above are determined on a basis consistent with the Company’s human resources policies.

Certain Information About Insurance and Indemnification

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide indemnification. This coverage runs from June 30, 2013 through June 30, 2014, at a total cost of approximately $6.7 million. The primary carrier is XL Specialty Insurance Company.

2013 DIRECTOR COMPENSATION NARRATIVE

Annual Retainer: In 2013, non-management directors received an annual retainer of $250,000. Chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $20,000, and the chair of the Audit Committee received an additional annual retainer of $25,000. Effective May 1, 2014, the Presiding Director will receive an additional annual retainer of $15,000.

Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), amended and restated effective January 1, 2014, 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/ or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household and (ii) DCEAP PFS. Stock-based holdings do not include unexercised options.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in either cash and/or shares of the Company’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in either (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, each paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the New York Stock Exchange as follows: for payouts made in an immediate lump sum, IBM stock will be valued on the date on which the director ceases to be a member of the Board and for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM stock will be valued on the last business day of the January preceding such February payment.

Termination of IBM Non-Employee Directors Stock Option Plan (DSOP): Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received, on the first day of the month following such meeting, an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM common stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and became exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. All options granted under the DSOP have vested. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2013 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End” reflects any options outstanding under the DSOP as of year end 2013.

IBM’s Matching Grants Program: Non-management directors are eligible to participate in the Company’s Matching Grants Program on the same basis as the Company’s employees based in the United States. Under this program, the Company will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved educational institutions, medical facilities, and cultural or environmental institutions. The Company matches eligible contributions in cash on a 1-to-1 basis and in equipment on a 2-to-1 basis. Each director is eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the 2013 Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.

2013 Director Compensation Table

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as Presiding Director or a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts shown in this column represent:

• Dividend equivalent payments on PFS accounts under the DCEAP as described above.

• Group Life Insurance premiums paid by the Company on behalf of the directors.

• Value of the contributions made by the Company under the Company’s Matching Grants Program as described above.

	Fees Earned or	All other
Name	Paid in Cash ($)	Compensation ($)(1)	Total ($)
(a)	(b)	(c)	(d)
A.J.P. Belda	$250,000	$37,262	$287,262
W.R. Brody	250,000	49,309	299,309
K.I. Chenault	250,000	72,921	322,921
M.L. Eskew	275,000	57,971	332,971
D.N. Farr	250,000	19,007	269,007
S.A. Jackson	250,000	50,285	300,285
A.N. Liveris	250,000	18,243	268,243
W.J. McNerney, Jr.	250,000	40,752	290,752
J.W. Owens	250,000	48,308	298,308
J.E. Spero	250,000	74,862	324,862
S. Taurel	270,000	75,002	345,002
L.H. Zambrano	270,000	60,040	330,040

(1)       Amounts in this column include the following: for Mr. Belda: $32,146 of dividend equivalent payments on PFS; for Dr. Brody: $39,194 of dividend equivalent payments on PFS and $10,000 contributed by the Company under the Matching Grants Program; for Mr. Chenault: $72,806 of dividend equivalent payments on PFS; for Mr. Eskew: $56,355 of dividend equivalent payments on PFS; for Mr. Farr: $3,891 of dividend equivalent payments on PFS and $15,000 contributed by the Company under the Matching Grants Program; for Dr. Jackson: $50,169 of dividend equivalent payments on PFS; for Mr. Liveris: $18,127 of dividend equivalent payments on PFS; for Mr. McNerney: $20,636 of dividend equivalent payments on PFS and $20,000 contributed by the Company under the Matching Grants Program; for Mr. Owens: $43,192 of dividend equivalent payments on PFS; for Ms. Spero: $57,247 of dividend equivalent payments on PFS and $17,500 contributed by the Company under the Matching Grants Program; for Mr. Taurel: $69,887 of dividend equivalent payments on PFS; and for Mr. Zambrano: $59,924 of dividend equivalent payments on PFS.

Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. All options in the following table are fully exercisable. Because Dr. Brody and Messrs. Belda, Farr, Liveris and McNerney joined the Board after the termination of the DSOP, they did not receive any options and therefore are not included in the following table. In addition, Dr. Jackson had no options outstanding at the end of 2013; therefore, she is not included in the table.

K.I. Chenault	12,000
M.L. Eskew	8,000
J.W. Owens	4,000
J.E. Spero	12,000
S. Taurel	12,000
L.H. Zambrano	12,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners

The following sets forth information as to any person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock as of December 31, 2013.

Name and address	Number of Shares Beneficially Owned	Percent of Class
Warren E. Buffett (1)	68,130,984	6.3%
Berkshire Hathaway Inc. (1)
3555 Farnam Street
Omaha, NE 68131

National Indemnity Company (1)
3024 Harney Street
Omaha, NE 68131

State Street Corporation (2)	58,843,759	5.4%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

BlackRock Inc. (3)	56,656,215	5.4%
40 East 52nd Street
New York, NY 10022

The Vanguard Group (4)	55,509,611	5.11%
100 Vanguard Boulevard
Malvern, PA 19355

(1)       Based on the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2014 by Warren E. Buffett, Berkshire Hathaway Inc., National Indemnity Company, together with relevant subsidiaries and members of the filing group. Warren E. Buffett reported that he had sole voting and dispositive power over 9,000 shares beneficially owned and shared voting power over 68,121,984 shares beneficially owned. Each of the other members of the filing group reported that it had shared voting and dispositive power over the shares it beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)       Based on the Schedule 13G filed with the Securities and Exchange Commission on February 3, 2014 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it had shared voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)       Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2014 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it had sole voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(4)       Based on the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2014 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it had sole voting power over 1,678,826 shares and sole and shared dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

Common Stock and Stock-based Holdings of Directors and Executive Officers

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2013 by IBM’s current directors and nominees, the executive officers named in the 2013 Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2013 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2013. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
			Stock-based	Options and		Directors’
Name	Common Stock(1)		Holdings(2)	RSUs(3)		DCEAP Shares(4)
A.J.P. Belda	0		0	0		9,610
W.R. Brody	0		0	0		11,538
K.I. Chenault	2,735	(5)	2,735	12,000		20,734
M.L. Eskew	0		0	8,000		16,315
D.N. Farr	3,608		3,608	0		1,553
S.A. Jackson	0		0	0		14,541
J.E. Kelly III	40,852	(6)	53,423	63,864		N/A
A.N. Liveris	0		0	0		5,774
M. Loughridge	51,105	(7)	97,496	20,459	(8)	N/A
W.J. McNerney, Jr.	0		0	0		6,460
S.A. Mills	142,444	(9)	196,633	0		N/A
J.W. Owens	1,000	(10)	1,000	4,000		12,306
V.M. Rometty	115,486		158,340	72,652		N/A
J.E. Spero	1,000		1,000	12,000		16,477
S. Taurel	10,963		10,963	12,000		20,001
R.C. Weber	19,131		59,493	0		N/A
L.H. Zambrano	4,000		4,000	12,000		17,275
Directors and executive officers as a group	712,565	(11)	1,204,803	278,311	(11)	152,584	(11)

(1)         This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 137,545 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 441,935 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)         For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2013 Nonqualified Deferred Compensation Narrative.

(3)         For non-management directors, this column is comprised of shares that can be purchased under the IBM Non-Employee Director Stock Option Plan within 60 days after December 31, 2013 (see 2013 Director Compensation Narrative for additional information). For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2013, and (ii) RSU awards that vest within 60 days after December 31, 2013.

(4)         Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2013, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2013 Director Compensation Narrative for additional information).

(5)         Includes 1,619 shares in which voting and investment power are shared.

(6)         Includes 22,532 shares in which voting and investment power are shared.

(7)         Includes 22,597 shares in which voting and investment power are shared.

(8)         Restricted stock units that had been deferred under the Excess 401(k) Plus Plan and distributed to Mr. Loughridge within 60 days after he retired on December 31, 2013. These restricted stock units are also included in Mr. Loughridge’s stock-based holdings.

(9)         Includes 45,465 shares in which voting and investment power are shared.

(10)  Voting and investment power are shared.

(11)  The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/10 of 1% of IBM’s outstanding shares.

EXECUTIVE COMPENSATION

2013 Report of the Executive Compensation and Management Resources Committee of the Board of Directors

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Sidney Taurel (chair)

Alain J. P. Belda

Andrew N. Liveris

W. James McNerney, Jr.

2013 COMPENSATION DISCUSSION AND ANALYSIS

Section 1: Executive Compensation Summary

Trust and personal responsibility in all relationships—relationships with clients, partners, communities, fellow IBMers, and investors—is a core value at IBM. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of this trust is unacceptable.

As a part of maintaining this trust, we well understand the need for our investors—not only professional fund managers and institutional investor groups, but also millions of individual investors—to know how and why compensation decisions are made.

We have put tremendous effort and rigor into our executive compensation processes over many years, continually assessing and updating them. Investors—IBM’s owners—want senior leaders to run the Company in a way that protects and grows their investment over the long term while appropriately managing risk. This is no simple task at any company, and at a company as large and complex as IBM, it is a particularly exciting leadership challenge. IBM holds a unique identity, based on talent, brand, global operating footprint, the size and scope of our business overall, and the size of each of our individual lines of business, with most large enough to be among the Fortune 150 biggest companies if they were stand-alone businesses. We are different from companies of comparable size and scale in that we operate our business lines as one integrated business in service of our clients, rather than a portfolio of component businesses. Our integrated model delivers great value to our investors and our clients, and demands a senior leadership team of unusual depth, agility and experience.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on long-term and annual business results;

•        Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•        Differentiate rewards to reflect individual and team performance; and

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on performance over three time frames:

1.      Current Year—Salary and annual incentives that reflect actions and results over 12 months;

2.       Longer-term—A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.       Full Career—Deferrals, retention payments and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

The Company considered the results of the management Say on Pay proposal presented to the stockholders for approval in 2013. In light of the support the proposal received, the Company’s compensation policies and decisions, explained in detail in this CD&A, continue to be focused on long-term financial performance to drive stockholder value. The Company has indicated that it will provide an advisory vote on executive compensation (Say on Pay) on an annual basis.

Compensation Elements for Senior Leaders—Focused on Performance

The annual compensation for IBM’s Senior Executives (comprised of the Chairman and CEO and the Senior Vice Presidents (SVPs)) varies year to year based on business results and individual performance. For 2013, at target, 92% of Mrs. Rometty’s compensation was performance based with 23% in annual incentive and 69% in long-term incentive elements; similarly, 88% of the SVP’s total target compensation was performance based using the same elements. As reflected in the charts below, taking into consideration the actual salary, annual incentive payout and long-term incentive awards granted for 2013, 89% of Mrs. Rometty’s total compensation was performance based, with 0% in annual performance based incentive and 89% in long-term elements; similarly, 84% of the SVPs’ total compensation was performance based using the same elements. This ensures that the interests of Senior Executives are aligned with the long-term interests of stockholders and aligns compensation with our business performance.

2013 Chairman and CEO Compensation Mix

2013 SVP Compensation Mix

Current Year’s Performance: Salary and Annual Incentives

Salary. Senior Executives at IBM receive a small percentage of their overall compensation in salary. In 2013, for example, Mrs. Rometty earned 11% of her compensation in salary, and the SVPs earned an average of 16% of their compensation in salary.

Annual Incentive. The Chairman and CEO and SVPs are incented through a program that sets performance targets based on their role and scope. Actual payments are driven by business performance against revenue growth, operating net income, and free cash flow targets and individual performance, as reflected in the Personal Business Commitment review process described under “How and Why Compensation Decisions Are Made.” Top performers typically earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all. While the Company made solid progress in businesses that are powering IBM’s future, in view of the Company’s overall full year results, the Chairman and CEO, and her senior team recommended forgoing their annual incentive payout for 2013. The Executive Compensation and Management Resources Committee and the independent members of the IBM Board of Directors, as appropriate, accepted that recommendation and commended Mrs. Rometty and her senior team for their leadership and commitment to the Company’s success over the longer term. Additional information about the Annual Incentive Program is outlined in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

Other Compensation. The SEC disclosure rules require that companies include certain items in the Summary Compensation Table column entitled “All Other Compensation.” At IBM, many of these items are available to all employees. In fact, on average as of December 31, 2013, additional programs that are restricted to Senior Executive participation amount to less than 1.3% of their total compensation. IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM does not provide any tax assistance to Mrs. Rometty in connection with taxes incurred for personal travel by her on the corporate aircraft. While the cost of corporate aircraft usage varies year to year based on several external factors such as fuel costs, using corporate aircraft for all travel is a prudent step to ensure the safety of the Chairman and CEO given the breadth of IBM’s operations in over 175 countries and the realities of security risks throughout the world. Given the personal travel security practice for the Chairman and CEO, family members periodically accompany her on the corporate aircraft. In accordance with tax requirements, income was imputed to Mrs. Rometty for personal travel by her family members on the corporate aircraft in 2013.

Longer-Term Performance: Long-Term Incentive Plan

Long-term incentive plans (LTIPs) have been a focal point for much of the discussion over executive compensation in the past several years. Well-designed LTIPs ensure that senior leaders hold a competitive stake in their company’s financial future. At the same time, the size of the awards reflects the value that the company places on the individual executive at the time. Any gain the executives realize in the long run from the program depends on what they and their colleagues do to drive the financial performance of the company.

IBM has two senior leadership teams: the Performance Team and the Growth and Transformation Team (G&TT). The Performance Team consists of approximately 60 of our senior leaders who run IBM business units and geographies and includes the Chairman and CEO and each SVP. The team is accountable for business performance and the development of cross-unit strategies. In 2014, the G&TT was established, replacing the former Integration & Values Team (I&VT), to support a shift in focus from integration to growth and transformation. The G&TT, which includes all members of the Performance Team, consists of a select group of approximately 330 executives. This team is charged with supporting the Company’s continued transformation through their leadership initiatives to engage their teams and promote innovation, speed and simplicity in service of our clients. Under IBM’s LTIP, members of the G&TT may receive certain grants of IBM equity, as explained below.

Performance Share Unit (PSU) Grants. This portion of the LTIP focuses the G&TT on delivering business performance over three years against two key financial metrics which drive long-term stockholder value—operating earnings per share and free cash flow. Through this program, members of the G&TT are eligible to earn a target number of shares of IBM stock at the end of a three-year performance period. The award pays out at the end of the three years depending on how well the Company performed against targets set at the beginning of the three-year period. The payouts are made in shares of stock, so the value goes up or down based on stock price performance from the beginning of the grant. Additional information about PSUs is set forth in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

In 2013, the long-term incentive grants to the Chairman and CEO and the other members of the Performance Team were comprised entirely of PSUs. At target, for Mrs. Rometty, this represents 69% of her total target compensation, and for the SVPs this represents 71% of their total target compensation. Taking into consideration the actual salary, annual incentive payout and long-term incentive award granted for 2013, the PSU grant represents 89% of Mrs. Rometty’s total compensation, assuming future performance at target; similarly, PSU grants represent 84% of the SVPs’ total compensation. In 2014, the annual long-term incentive grant for this group will again be entirely PSUs.

The Chairman and CEO may grant members of the G&TT additional performance shares (Performance Uplift) for delivering extraordinary results. Senior Executives are not eligible for the Performance Uplift.

Other Stock-Based Grants. The LTIP also provides for grants of other awards in addition to PSUs to focus senior leaders on delivering performance that increases the value of the Company through the growth of IBM’s stock price over the long term. Although Senior Executives primarily receive only PSUs, other stock-based grants are occasionally made to this group and other executives. Other stock-based grants may include stock options, restricted stock, restricted stock units or any combination. These grants vest over time, typically over one to four years. As explained below in the “2013 and 2014 Compensation Decisions for Messrs. Loughridge, Kelly, Weber and Mills,” Mr. Weber received a retention restricted stock unit award in 2013. The outstanding stock-based grants for the named executive officers are shown in the 2013 Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

Full Career Performance: Retention, Pension and Savings

Retention of our key leaders for a full career is an important element of our total compensation strategy. This is accomplished through a combination of retention payments and retirement plans.

Retention Stock-Based Grants & Cash Awards. Periodically, the Chairman and CEO reviews outstanding stock-based awards for the members of the G&TT and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, the Chairman and CEO may recommend that the Compensation Committee approve individual retention awards in the form of restricted stock units or cash, for certain executives. The retention restricted stock unit (RRSU) grants typically vest at the end of five years, and the cash awards have a clawback (i.e., repayment clause) if an executive leaves IBM before a specified date. These awards make it more difficult for other companies to recruit IBM’s top talent.

Closed Retention Plan. In 1995, IBM created a new plan to help retain, for their full careers, the caliber of senior leaders needed to turn the Company around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, their benefits under this retention plan would be forfeited if they left IBM prior to age 60. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s, and its current position of market leadership. Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan stopped on December 31, 2007, and the Retention Plan will not be replaced by any other plan.

Pension Plans. Prior to 2008, IBM’s eligible Senior Executives and other IBM employees in the U.S. participated in pension plans. Future accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and is determined by the same formulas for executives and non-executives.

Savings Plan. IBM’s Senior Executives are eligible to participate in the Company’s savings plan just like any other IBM employee. Company contributions to the defined contribution plan comprise a significant portion of the “All Other Compensation” found in the Summary Compensation Table for the Chairman and CEO and other named executive officers. The money that U.S. executives save through the IBM 401(k) Plus Plan, as for all U.S. employees, is eligible for a Company match. Effective January 1, 2008, the 401(k) Plus Plan became the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions. Under the provisions of the plan, provided that all eligibility requirements are met, IBM matches a participant’s own contributions dollar-for-dollar up to 6% of eligible pay for those hired before January 1, 2005, and generally up to 5% for those hired on or after that date. In addition, provided that all eligibility requirements are met, IBM makes automatic contributions to a participant’s 401(k) Plus Plan account—equal to 1%, 2% or 4% of a participant’s eligible pay—depending on the participant’s pension plan eligibility on December 31, 2007.

Effective January 1, 2013, Company contributions are made once annually at the end of the year for all participants employed on December 15 of each year. If a participant retires during the year, the individual will receive Company contributions upon retirement. Matching contributions and automatic contributions are made once a participant has completed the plan’s sevice requirement, typically one year of service.

Deferred Savings Plan. In the U.S., the Department of Labor and Internal Revenue Service also permit employees who exceed certain income thresholds to defer, on a nonqualified basis, receipt of compensation they earn. This also allows IBM to delay paying these obligations and, until they come due and are paid, to retain the cash for operating purposes. In simple terms, this deferred compensation is money earned in the past but not yet paid out. IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. For executives with long and successful careers at IBM, the deferrals can accumulate to sizeable amounts over time. Amounts deferred into IBM’s nonqualified plan, the IBM Excess 401(k) Plus Plan, are recordkeeping (notional) accounts and are not held in trust for the participants. Participants in the Excess 401(k) Plus Plan may invest their notional accounts in the primary investment options available to all employees through the 401(k) Plus Plan. Effective January 1, 2013, Company contributions are made once annually at the end of the year for all participants employed on December 15 of each year. If a participant retires during the year, the individual will receive Company contributions upon retirement. Once participants in the Excess 401(k) Plus Plan have completed one year of service, they are also eligible to receive Company matching and automatic contributions on eligible pay deferred into the Excess 401(k) Plus Plan and on money earned in excess of the Internal Revenue Code compensation limits. On an exceptional basis, pursuant to the terms of the Excess 401(k) Plus Plan, the Company may make a discretionary award to an executive that is credited to the executive’s Excess 401(k) Plus Plan account.

How and Why Compensation Decisions Are Made

At any level, compensation reflects an employee’s value to the business—market value of skills, individual contribution and business results. To be sure we appropriately assess the value of Senior Executives, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

At the beginning of each year, all IBM employees, including the Chairman and CEO and SVPs, make a Personal Business Commitment (PBC) of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. The Chairman and CEO’s commitments are reviewed directly by the Board of Directors. As part of this process, many factors are considered, including an understanding of the business risks associated with the commitments.

2. Determining Senior Vice Presidents (SVPs) Compensation

Evaluation of Results by the Chairman and CEO

Throughout the year, employees assess their progress against their PBCs. At year end, employees at all levels, including executives, work with their managers to evaluate their own results — not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

The self-assessments of the SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and the Chairman and CEO, who evaluate the information, along with the following:

• Comparisons to market compensation levels for cash compensation and total direct compensation;

• Potential for future roles within IBM; and

• Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of each SVP’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the SVPs.

The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements and the impact that separation of employment or retirement will have.

3. Determining Compensation for the Chairman and the CEO—Research, Recommendations and Review

The chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use in making a recommendation for total compensation for the Chairman and CEO. This framework includes a self-evaluation of performance against commitments in the year, with a self-assessment of performance against the Company’s stated strategic objectives. In addition to the above, the Committee also reviews an analysis of IBM’s total performance over a multi-year period and a competitive benchmark analysis provided by the Committee’s outside consultant, Semler Brossy.

The Compensation Committee separately reviews all relevant information and arrives at its recommendation for total compensation for the Chairman and CEO. In this work, the Committee is assisted by Semler Brossy.

The final pay recommendations for the Chairman and CEO are presented to the independent directors on IBM’s Board for further review, discussion and final approval.

4. Ensuring Competitive Pay—Approach to Benchmarking

IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short-and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.

The Compensation Committee re-examined the benchmark group for 2013. After reviewing the selection criteria for the benchmark group, the Committee determined that companies from the survey participants that meet the following criteria should be included in the 2013 benchmark group:

• All companies in the technology industry with revenue that exceeds $15 billion, plus

• Additional companies (up to two per industry) in industries other than technology, with revenue that exceeds $40 billion and that have a global complexity similar to IBM.

This group does not include companies that have participated in the U.S. Government’s Troubled Asset Relief Program (TARP).

For the 2014 benchmark group, the Committee approved the same list of companies from 2013.

2013 and 2014 Benchmark Group:

Accenture	Dell	Microsoft
Archer Daniels Midland	Dow Chemical	PepsiCo
AT&T	EMC	Pfizer
Boeing	Ford	United Technologies
Bunge	General Electric	UPS
Caterpillar	Google	Verizon
Chevron	Hewlett-Packard	Xerox
Cisco Systems	Intel
ConocoPhillips	Johnson & Johnson

The data from these surveys and related sources form the primary external view of the market, and the Company’s philosophy is to generally consider a range from the 50th to the 75th percentile of the market for cash and total compensation for IBM job roles compared to jobs of similar size and complexity at companies within our benchmark group. Data from companies at the 50th percentile of our benchmark group serves as the reference point for job roles in our lines of business. Revenue at the 50th percentile of this group is similar to revenue for most of our lines of business. Data at the 75th percentile of our benchmark group serves as the reference point for our enterprise-wide job roles. Revenue at the 75th percentile of this group is similar to revenue for IBM as a whole. For individual compensation decisions, the benchmark information is used together with an internal view of longer-term potential and individual performance relative to other executives. For the Company’s Senior Executives, the Compensation Committee also takes into account long-term retention objectives, recognizing that their skills and experience are highly sought after by other companies and, in particular, by the Company’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the median of the relevant benchmark group.

5. Compensation Committee Consultant

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. The Committee has retained Semler Brossy as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. The work done by Semler Brossy for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. Semler Brossy does not perform any other work for the Company. The Committee determined that Semler Brossy is free of conflicts of interest.

Chairman and CEO Compensation Decisions for 2013 and 2014

The Compensation Committee made recommendations for Mrs. Rometty’s 2013 and 2014 compensation following the process and using the pay components that were previously described.

The Compensation Committee noted the following as key points regarding Mrs. Rometty’s performance against her Personal Business Commitments for 2013:

• Achieved record operating EPS of $16.28 and grew operating net income year to year, despite a decline in revenue and related free cash flow

• Returned significant value to shareholders through $14 billion in share buybacks and increased dividends from $3.8 billion in 2012 to $4.1 billion in 2013

• Expanded IBM’s capabilities through $3 billion in acquisitions in Business Analytics, Mobile, Security, and Cloud, in addition to shifting research and development investments into these areas

• Capitalized on our Business Analytics strategy to deliver strong growth, achieving initial 2015 commitments two years early and outpacing the market

• Delivered $4.4 billion of revenue for cloud-based solutions, up 69% year to year, with $1.7 billion delivered as a service

• Accelerated commercial development of Watson as a platform, further differentiating IBM in the Cognitive Computing space

• Maintained #1 market position in middleware, services and hardware

• Continued hardware transformation to shift the portfolio to capture market opportunities

• Delivered revenue growth in software, leveraging IBM’s industry leading middleware capabilities

• Strengthened services business with increased signings, driven in part by expansion of Cloud and Smarter Planet initiatives

• Continued leadership in technology and innovation, earning more U.S. patents than any other company for the 21st consecutive year, ranked #1. Approximately 1,500 new patents received in 2013 focused on strategic growth areas

• Continued IBM’s leadership position as the premier globally integrated enterprise

• Invested in workforce and leadership programs for employees worldwide to enhance skills, motivate high performance, and drive business objectives

• Improved the representation of women executives

Note: Operating Earnings Per Share (Operating EPS), Operating Profit, Free Cash Flow, and Operating Net Income referenced above, and elsewhere in this Compensation Discussion and Analysis, are non-GAAP financial measures. For reconciliation and other information concerning these items, see Non-GAAP Supplemental Materials and related information in the Form 10-K submitted to the SEC on February 25, 2014.

While considerable progress was made on initiatives that will move IBM to higher value and power its future, in view of overall results, Mrs. Rometty and her senior team recommended forgoing their annual incentive payout for 2013. The Compensation Committee and the independent members of the IBM Board of Directors, as appropriate, accepted that recommendation and commended Mrs. Rometty and her senior team for their leadership and commitment to the Company’s success over the longer term.

The Committee believes Mrs. Rometty performed well in shifting investments into key segments of the portfolio and advancing innovative solutions, creating a strong foundation for transformation in 2014. Based on the Committee’s strong confidence in her leadership, the Committee recommended a 2014 long-term incentive award comprised entirely of 2014-2016 Performance Share Units valued at $12.75 million. The Committee’s recommendations were approved by the independent directors on IBM’s Board. The Committee chose the long-term incentive value for Mrs. Rometty in light of competitive benchmarks, the personal skill set she brings to the job, and the Committee’s desire to ensure that she maintain her long-term focus.

2013 and 2014 Compensation Decisions for Messrs. Loughridge, Kelly, Weber and Mills

The Compensation Committee also made decisions for the following named executive officers, noting the key points below:

Mark Loughridge, Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

• Achieved record operating EPS and grew operating net income year to year, despite a decline in revenue and related free cash flow

• Managed IBM portfolio, including $3 billion in acquisitions and the divesture of IBM’s customer care business process

• Focused investment strategy around organic and inorganic initiatives to build out growth portfolios and mix towards high value areas, focusing on Analytics, Cloud and Software as a Service

• Analyzed and optimized development investments based on market revenue growth and program returns

• Built strong organizational capability and succession across the finance community

• Maintained strong IBM Global Financing asset growth and achieved profit objective

In accordance with IBM’s practice, the Compensation Committee approved Mr. Loughridge’s compensation, which was ratified by the independent directors on IBM’s Board.

John E. Kelly III, Senior Vice President and Director, Research

• Achieved the #1 U.S. patent position in 2013 for the 21st consecutive year setting new record for the most patents ever issued to one company. New patents focused on growth areas

• Positioned IBM as the brand leader in Cognitive Computing with major long-term innovation

• Delivered a visionary Global Technology Outlook which identified new and additional Cloud-centric growth opportunities

• Opened IBM’s 12th global research lab in Nairobi, Kenya — the first commercial technology research facility in Africa

• Launched academic partnerships in cognitive systems with U.S. and international universities to collaboratively accelerate and expand IBM’s cognitive progress

Robert C. Weber, Senior Vice President, Legal, Regulatory Affairs and General Counsel

• Provided legal, regulatory and policy support for IBM’s global technology portfolio, including IBM’s worldwide intellectual property strategy

• Lead IBM’s global policy agenda, including matters related to trade facilitation and technology policy

• Strong support to IBM transactions, mergers and acquisitions activity, and growth plays

• Supported Watson commercialization including support of new offerings, go-to-market planning and trademarks

• Provided direction to global business operations in the areas of safety, security, environmental management and regulatory compliance

• Built strong organizational capability and succession across the legal community

Steven A. Mills, Senior Vice President and Group Executive, Software and Systems

• Grew revenue and profit across Software Group portfolio

• Maintained #1 market share leadership position in Systems and Middleware

• Continued Systems & Technology Group transformation to reposition the portfolio

• Continued expansion into new markets with strong growth in Mobile, Cloud, Social, and Big Data, which involved significant shifts of research and development investments into these areas

• Successfully operationalized the Africa strategy in both Systems and Software

As stated above, based on these results, the senior leaders recommended forgoing their annual incentive payouts. Following the process outlined above, the Compensation Committee approved the 2013 annual incentive payouts below for these named executive officers:

Name	2013 Annual Incentive Payouts
M. Loughridge	$0
J.E. Kelly III	0
R.C. Weber	0
S.A. Mills	0

The Committee approved a Retention Restricted Stock Unit award for Mr. Weber, which was granted on January 2, 2013. Mr. Weber’s award, valued at $1.5 million, vests on June 30, 2014, provided that he is an employee of the Company as of that date.

The Committee also approved the following compensation elements for 2014: base salary, annual incentive target and Performance Share Unit (PSU) grants under the Long-Term Performance Plan.

	2014 Cash(1)		2014 Long-Term Incentive Awards
		Annual	Performance
Name	Salary Rate	Incentive Target	Share Units (2)
J.E. Kelly III	$651,000	$879,000	$4,000,000
R.C. Weber	650,000	878,000	3,500,000
S.A. Mills	745,000	1,005,000	5,000,000

(1) The 2014 salary rate will be effective July 1, 2014 and the 2014 annual incentive target is effective January 1, 2014.

(2) The PSUs will be granted on June 9, 2014 to the named executive officers, including the Chairman and CEO. The actual number of PSUs granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2014. The performance period for the PSUs ends December 31, 2016, and the award will pay out in February 2017.

Senior Leadership Team—Personal Stake in IBM’s Future through Stock Ownership Requirements

Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company.

This is why IBM sets significant stock ownership requirements for the Company’s Performance Team. The following table illustrates which equity holdings count towards stock ownership requirements:

Included

• IBM shares owned personally or by members of the immediate family sharing the same household

• Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan

• Shares of IBM stock deferred under the Excess 401(k) Plus Plan

Not Included

• Unvested equity awards, including PSUs, RSUs, and RRSUs

• Unexercised stock options

The Chairman and CEO and SVPs are all required to own IBM shares or equivalents worth three times their individual total target cash compensation within five years of hire or promotion. Unlike the majority of the Fortune 100 companies who establish ownership guidelines using a multiple of only base salary, IBM uses a multiple of base salary plus target annual incentive. As of December 31, 2013, as a group, the Chairman and CEO and SVPs owned approximately 1.0 million shares or equivalents valued at over $188 million; in fact, as of that date, this group held, on average, almost twice the amount of IBM shares or equivalents that the Company requires.

The remaining members of the Performance Team are required to hold IBM shares or equivalents worth one time their total target cash compensation within five years of hire or promotion. Those who have been in place for at least five years have met or exceeded their personal IBM ownership requirements.

IBM Meeting Market Standards for Executive Compensation

We recognize that the issue of executive pay is critical to stockholders and to members of the public whose hopes for the future rest substantially on trust in the conduct of those who lead our corporations. Simply put, those who profit disproportionately to the value they create for stockholders and society, or the value they provide to clients, are breaking faith with all who would do business with them, and all who would risk their hard-earned savings in the future of an enterprise.

We have provided the information in these pages precisely because IBM works to preserve that faith. We know that striking a balance between stockholders’ concepts of fairness and the incentives needed to attract and retain a stellar executive team will always require sound judgment and careful thought. Business, markets, and people are too dynamic for mere formulaic solutions. The numbers can best be understood when the process behind them is transparent.

IBM’s business has always been to help our clients succeed through innovative solutions. Our stockholders deserve no less. We welcome this discussion.

Section 2: Additional Information

Compensation Program as it Relates to Risk

IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the LTIP that cover all executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:

• Our programs appropriately balance short- and long-term incentives, with approximately 70% of 2014 total target compensation for the Chairman and CEO and SVPs as a group provided in equity and focused on long-term performance.

• Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

• Our incentive plans include a profit metric as a significant component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

• Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business, and demonstrate leadership consistent with the IBM values are key to individual compensation decisions.

• As explained in the 2013 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of the Company continue to be the focus even as these executives approach retirement.

• Our stock ownership guidelines require that members of the Performance Team, which includes the Chairman and CEO and each SVP, hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

• IBM has a policy that requires a clawback of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of the Company’s financial results. Likewise, the Company’s equity plan has a clawback provision which states that awards may be cancelled and certain gains repaid if an employee engages in detrimental activity. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of Company contributions made after March 2010 if a participant engages in detrimental activity.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance, and is an example of the strong pay practice emphasized by expert commentators on this topic.

Elements of Compensation Programs and Linkage to Objectives

To supplement the discussion in Section 1, the following is a description of the Company’s compensation elements and the objectives they are designed to support. As noted in Section 1: Executive Compensation Summary, IBM’s compensation practices are designed to meet five key objectives.

In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Current Year Performance

Salary	Salary is a market-competitive, fixed level of compensation.	Attract and retain highly qualified leaders
All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)		Motivate high business performance

Annual Incentive All executives, including NEOs	Combined with salary, the target level of annual incentive provides a market- competitive total cash opportunity.	Attract and retain highly qualified leaders Motivate high business performance

	Actual annual incentive payout depends on individual and Company performance.	Vary compensation based on individual and team performance

Lowest performers receive no incentive payment.

Long-Term Incentive Plan

Performance Share Units (PSUs) Approximately 530 executives based on job scope, including NEOs

Equity grant value based on individual performance and retention objectives for each executive.

Grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter.

Align executive and stockholder interests Attract and retain highly qualified leaders Motivate high business performance

Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against operating earnings per share and free cash flow targets.

Encourages sustained, long-term growth by linking a portion of compensation to the long-term Company performance.

Paid in IBM shares upon completion of the three-year performance period, linking the compensation value further to the long-term performance of IBM.

* IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Long-Term Incentive Plan (continued)

Performance Uplift Select members of the G&TT (excluding the Chairman and CEO and SVPs)	Equity award decided annually by the Chairman and CEO and delivered to select executives in PSUs.	Motivate high business performance Vary compensation based on individual and team performance

Selective recognition of those members of the G&TT who have demonstrated extraordinary results in supporting the Company’s continued transformation by promoting innovation, speed and simplicity in service of our clients.

Receiving an uplift award one year does not guarantee awards in subsequent years.

Annual Stock-Based Grant All executives	Annual equity grants may be made in the form of restricted stock units (RSUs) or stock options, or some combination.	Align executive and stockholder interests Attract and retain highly qualified leaders

	The amount of an annual grant is dependent on the level of the executive and individual performance, with lowest performers receiving no grant.	Motivate high business performance Vary compensation based on individual and team performance

Planned grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter and, for stock option grants, the respective Black-Scholes valuation factor.

Awards generally vest over a 1 to 4 year period.

* IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Retention, Pension & Savings

Retention Stock-Based Grants & Cash Awards Select executives determined each year, including some NEOs

Periodically, management reviews the retention strategy for high-performing executives and may make retention equity grants with a vesting provision or cash payments with a clawback to select executives.

Align executive and stockholder interests Retain highly qualified leaders

Pension and Savings Plans All executives, including NEOs	Like all IBM employees, executives participate in the local pension and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	Attract and retain highly qualified leaders

Other Executive Retention Programs Select executives, including NEOs hired prior to May 1, 2004	Separate plans established more than 13 years ago in some countries (including the U.S.) to encourage full-career retention of key executives.	Attract and retain highly qualified leaders

Important during a time of significant business transformation for IBM; the programs are now closed.

Accrual of future benefits under the retention plan stopped in the U.S. on December 31, 2007.

Excess 401(k) Plus Plan U.S. employees with compensation expected to exceed applicable IRS limits, including NEOs

Established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide employees with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Align executive and stockholder interests Attract and retain highly qualified leaders

Prior to January 1, 2008, cash and equity could be deferred under the plan. Effective January 1, 2008, equity deferral elections can no longer be made under the plan.

Setting Performance Targets for Incentive Compensation

Compensation of our senior leaders is highly linked with Company performance against four key metrics, consistent with our overall financial model:

1. Revenue Growth

2. Operating Net Income

3. Operating EPS

4. Free Cash Flow

These metrics and their weightings align with IBM’s financial model and are designed to appropriately balance both short- and long-term objectives. Targets are set for both the annual and long-term incentive programs at aggressive levels each year to motivate a high degree of business performance with emphasis on longer-term financial objectives. These targets, individually and together, are designed to be challenging to attain and are set within the parameters of our long-term financial model with profit expansion and growth objectives aligned with our disclosed financial roadmap to 2015. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk.

Apart from the linkage to its long-term financial model, IBM is not disclosing specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our free cash flow targets would provide insight into timing of large capital investments or acquisitions. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key skills from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers.

Our financial model is well communicated to investors, and our performance targets are based on this model. We also describe the performance relative to the pre-set objectives in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

Annual Incentive Program

The Company sets business objectives at the beginning of each year that are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Performance against business objectives determines the actual total funding pool for the year which can vary from 0% to 200% of total target incentives for all executives. At the end of the year, management assesses the financial performance for the Company based on performance against financial metrics. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2013 and 2014 are listed below.

2013 and 2014
Financial Metric	Weighting in Overall Score
Operating Net Income	60%
Revenue Growth	20%
Free Cash Flow	20%

Overall funding for the Annual Incentive Program, which covers approximately 5,200 executives, is based on the performance results against these targets and may be adjusted for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In 2013, no adjustments for extraordinary events were made. In addition, the Chairman and CEO can recommend an adjustment, up or down, to the overall funding of the program based on factors beyond IBM’s financial performance, such as client satisfaction, market share growth and workforce development, among others. For 2013, the Compensation Committee approved a downward adjustment to the score based on the review of factors beyond IBM’s financial performance. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the total pool funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times their individual target incentive (payouts at this level are rare and only possible when IBM’s performance has also been exceptional).

Performance Share Unit Program

Operating EPS and free cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model shared with investors, including the impact our share buyback program has on operating EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

	2013	2014
	Weighting in	Weighting in
Financial Metric	Overall Score	Overall Score
Operating Earnings Per Share	80%	70%
Free Cash Flow	20%	30%

Adjustments can be made for extraordinary events if deemed appropriate by the Chairman and CEO and the Compensation Committee—for example, large divestitures. In 2013, no adjustments were made.

The Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of Performance Share Units is adjusted up or down based on the approved actual performance from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

For 2014, the weighting on free cash flow has increased to 30%. This change strengthens the alignment with the importance of free cash flow.

Equity Award Practices

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. All equity awards for Senior Executives are approved by the Compensation Committee. All equity awards for employees other than Senior Executives are approved by Senior Executives pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date, which is typically the date of the promotion or hire.

Ethical Conduct

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

The Company’s equity plans and agreements have a clawback provision—awards may be cancelled and certain gains repaid if an employee engages in activity that is detrimental to the Company, such as violating the Company’s Business Conduct Guidelines, disclosing confidential information, or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of Company contributions made after March 2010 if a participant engages in activity that is detrimental to the Company.

In addition, approximately 2,000 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented the following policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of the Company’s financial results:

To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging Practices

The Company does not allow any member of the G&TT, including any named executive officer, to hedge the economic risk of their ownership of IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, forward, option, collar, etc.).

Tax Considerations

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest-paid executive officers (not including the Company’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by Senior Executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan permits an executive officer who is subject to Section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the Section 162(m) limit. In 1999, the Company’s stockholders approved the terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based. In 2004 and 2009, as required by the Internal Revenue Code, the stockholders approved the material terms of the performance criteria under which long-term performance incentive awards should qualify as performance-based. In this Proxy Statement, stockholders are being asked again to approve the material terms of the performance criteria for the long-term performance incentive awards. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives.

2013 SUMMARY COMPENSATION TABLE NARRATIVE

Operating Earnings Per Share (Operating EPS) and Free Cash Flow are non-GAAP financial measures. For reconciliation to GAAP and other information regarding these items, see Non-GAAP Supplemental Materials and related information in the Form 10-K submitted to the SEC on February 25, 2014.

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2013.

• IBM reviews salaries for each named executive officer annually during a common review cycle. Mrs. Rometty’s salary rate was effective January 1, 2012, the date she became CEO. The salary rates for the other named executive officers were effective as of July 1, 2011.

• See Section 1 of the 2013 Compensation Discussion and Analysis for an explanation of the amount of salary and other compensation elements in proportion to total compensation.

Bonus (Column (d))

No bonuses were awarded to the named executive officers, other than Mr. Kelly, in the years shown in the 2013 Summary Compensation Table. Mr. Kelly received patent issuance and invention achievement awards in 2013. All employees are eligible for these awards. Payments under the IBM Annual Incentive Program are included under column (g) (Non-Equity Incentive Plan Compensation).

Stock Awards Total (Column (e))

The amounts shown are the aggregate grant date fair values of Performance Share Units (PSUs) and Retention Restricted Stock Units (RRSUs) granted in each fiscal year shown, computed in accordance with accounting guidance (excluding any risk of forfeiture as per SEC regulations). The values shown for the PSU awards are calculated at the Target number, as described below. The values shown for the RRSUs reflect an adjustment for the exclusion of dividend equivalents.

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2013 Summary Compensation Table and in the 2013 Grants of Plan-Based Awards Table under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)).

General Terms

• One PSU is equivalent in value to one share of IBM common stock.

• Executive officers are awarded a number of PSUs during the first year of the three-year performance period. PSUs are generally paid out in IBM common stock after the three-year performance period.

• Performance targets for cumulative three-year attainment in operating earnings per share and free cash flow are set at the beginning of the three-year performance period. These targets are approved by the Compensation Committee.

• At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs is adjusted up or down based on the approved actual performance.

• PSUs granted to U.S. executives on or after January 1, 2013 vest on December 31 of the end of the performance period. Awards granted prior to such date vest on the payout date. Payout for all PSUs remains in the February following the end of the performance period.

• There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout Calculations

• The performance period for the awards granted in 2013 is January 1, 2013 through December 31, 2015, and the awards will pay out in February 2016. PSU awards granted in 2013 will be adjusted for performance, as described below.

• Outstanding PSUs are typically cancelled if the executive’s employment is terminated. See the 2013 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain terminations.

• Payout will not be made for performance below the thresholds, as described below.

• For PSUs that were paid out on or before February 1, 2008, the executive could have elected, at least six months prior to vesting, to defer payment of these shares into the IBM Excess 401(k) Plus Plan. For PSUs that pay out after February 1, 2008, deferrals are not permitted.

• See Section 2 of the 2013 Compensation Discussion and Analysis for information on performance targets for the PSU program.

Threshold Number:

• The Threshold number of PSUs (listed in column (f) of the 2013 Grants of Plan-Based Awards Table) is 25% of the Target number.

• The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (operating earnings per share and free cash flow).

• If only the cumulative operating earnings per share target is met at the Threshold level (and the free cash flow target is not met), the number of PSUs earned would be 80% of the Threshold number.

• If only the cumulative free cash flow target is met at the Threshold level (and the operating earnings per share target is not met), the number of PSUs earned would be 20% of the Threshold number.

Target Number:

• The Target number of PSUs (listed in column (g) of the 2013 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

• The Maximum number of PSUs (listed in column (h) of the 2013 Grants of Plan-Based Awards Table) is 150% of the Target number.

• The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

Restricted Stock Units (RSUs) may include RRSUs. In 2013, RRSUs were granted to Mr. Weber; no other RSUs were granted to the named executive officers. RRSUs granted in previous years to the named executive officers and outstanding at the end of 2013 are included in the 2013 Outstanding Equity Awards at Fiscal Year-End Table.

In addition, the column titled Stock Awards in the 2013 Option Exercises and Stock Vested Table include previously-granted RRSUs. Also, Deferred IBM Shares in the 2013 Nonqualified Deferred Compensation Table include certain previously-granted RRSUs.

General Terms

• One RSU or RRSU is equivalent in value to one share of IBM common stock. RSUs and RRSUs are generally paid out in IBM common stock at vesting.

• Dividend equivalents are not paid on RSUs or RRSUs granted on or after January 1, 2008. Dividend equivalents are paid on RSUs and RRSUs granted before January 1, 2008 at the same rate and at the same time as the dividends paid to IBM stockholders.

Vesting and Payout

• Vesting periods for RSUs typically range from one to four years.

• Vesting periods for RRSUs typically range from two to five years and can be as long as ten years; these awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

• Payout of RSUs at each vesting date is typically contingent on the recipient remaining employed by IBM through that vesting date. See the 2013 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain terminations.

• Payout of RRSUs is typically contingent on the recipient remaining employed by IBM until the end of each vesting period.

• Executives have not been allowed to defer payment of RSUs.

• For RRSUs granted before January 1, 2008, the executive could have elected to defer payment of those shares into the IBM Excess 401(k) Plus Plan. For RRSUs granted on or after January 1, 2008, deferrals are not permitted.

• From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Option Awards (Column (f))

• There were no option awards granted to the named executive officers in the years shown in the 2013 Summary Compensation Table. Market-priced and premium-priced options granted in previous years to the named executive officers and outstanding at the end of 2013 are included in the 2013 Outstanding Equity Awards at Fiscal Year-End Table.

General Terms

• In accordance with IBM’s LTPP, the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

• Options generally vest in four equal increments on the first four anniversaries of the grant date.

• Options generally expire ten years after the date of grant.

• The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Market-priced options:

• From 2005 to 2007, market-priced options were awarded to the named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5, 10, or 15% of their annual incentive program payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

• The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

• These options vest 100% three years after the date of grant.

Premium-priced options:

• The exercise price is equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

• These options vest in four equal increments on the first four anniversaries of the grant date.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Program (AIP).

General Terms

• All named executive officers participate in this program. The performance period is the fiscal year (January 1 through December 31).

• Performance targets are set annually in the beginning of the year and generally encompass corporate-wide goals and business unit goals.

• See Section 2 of the 2013 Compensation Discussion and Analysis for information on performance targets for AIP.

Payout Range

• Mrs. Rometty had a target of $4 million for 2013. Messrs. Loughridge, Kelly, Weber and Mills had targets of 135% of their salary rate for 2013. See column (d) of the 2013 Grants of Plan-Based Awards Table for the target payout.

• Threshold payout for each named executive officer is $0 (see column (c) of the 2013 Grants of Plan-Based Awards Table).

• Maximum payout for each named executive officer is three times the target (see column (e) of the 2013 Grants of Plan-Based Awards Table).

Vesting and Payout

• In addition to performance against corporate-wide and business unit goals, individual performance against goals set at the beginning of the year determine payout amount.

• An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

• AIP payouts earned during the performance period are paid on or before March 15 of the year following the end of such period.

Change in Retention Plan Value (Column (h))

• Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2012 to December 31, 2013 for each named executive officer, other than Mr. Weber.

• See the 2013 Retention Plan Narrative for a description of the Retention Plan.

Change in Pension Value (Column (h))

•             Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2012 to December 31, 2013 for each named executive officer, other than Mr. Weber.

•             See the 2013 Pension Benefits Narrative for a description of the IBM Personal Pension Plan and IBM Excess Personal Pension Plan.

Nonqualified Deferred Compensation Earnings (Column (h))

•             IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•             See the 2013 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•             Amounts represent payments that the Company has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•             These expenses are: family travel to and attendance at Company-related events, and commutation expenses (see Personal Use of Company Autos below).

Company Contributions to Defined Contribution Plans

•             Amounts represent Company matching and automatic contributions to the individual accounts for each named executive officer.

•             Under IBM’s 401(k) Plus Plan, participants hired before January 1, 2005, including Mrs. Rometty, Mr. Loughridge, Mr. Kelly and Mr. Mills, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired on or after January 1, 2005, who complete the plan’s service requirement, including Mr. Weber, are generally eligible for up to 5% matching contributions. In addition, for all eligible participants, the Company makes automatic contributions equal to a certain percentage of eligible compensation, depending on the participant’s pension plan eligibility on December 31, 2007. In 2013, the automatic contribution percentage was 4% for Mrs. Rometty, Mr. Loughridge, and Mr. Mills; 2% for Mr. Kelly; and 1% for Mr. Weber.

•             Under IBM’s Excess 401(k) Plus Plan, the Company makes matching contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. Participants hired before January 1, 2005, including Mrs. Rometty, Mr. Loughridge, Mr. Kelly and Mr. Mills, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired on or after January 1, 2005, who complete the plan’s service requirement, including Mr. Weber, are eligible for up to 5% matching contributions. In addition, for all eligible participants, the Company makes automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage depends on the participant’s pension plan eligibility on December 31, 2007, and in 2013, the automatic contribution percentage was 4% for Mrs. Rometty, Mr. Loughridge and Mr. Mills; 2% for Mr. Kelly; and 1% for Mr. Weber.

•             For purposes of calculating the matching contribution and the automatic contribution under the 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan.

•             See the 2013 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans.

Life and Travel Accident Insurance Premiums

•             Amounts represent insurance premiums paid by the Company on behalf of the named executive officers.

•             These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•             Life insurance for executives hired before January 1, 2004, including Mrs. Rometty, Mr. Loughridge, Mr. Kelly and Mr. Mills, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000. Life insurance for executives hired on or after January 1, 2004, including Mr. Weber, is one times salary plus annual incentive program target, with a maximum coverage of $1,000,000.

•             In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2013.

Personal Financial Planning

In 2013, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.

Personal Travel on Company Aircraft

General Information

•             Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•             IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. The aggregate incremental cost for Mrs. Rometty’s personal travel is included in column (i) of the 2013 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by her family members or other non-IBM employees on both business and non-business occasions.

•             Additionally, personal travel in 2013 on IBM aircraft by named executive officers other than Mrs. Rometty, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on both business and non-business occasions is also included.

•             Also, from time to time, named executive officers who are members of the boards of directors of other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•          Any travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•             The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the specific aircraft by the number of flight hours used.

•             The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•             The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•             The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•             The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Personal Use of Company Autos

General Information

•             IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•             In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the family of the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying the Chairman and CEO on business occasions.

•             Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service in extraordinary circumstances. Family members and other non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car with an IBM driver or an authorized car service on business occasions.

•             Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•             The incremental cost for the Company-leased car with an IBM driver or an authorized car service for commutation and non-business events is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes drivers’ salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•             The incremental cost for an authorized car service is the full cost to IBM for such service.

Personal Security

General Information

•             Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for the family of the Chairman and CEO on certain non-business occasions or when accompanying her on business occasions.

•             Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•             In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation

•             The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•             The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical

•             IBM covers the cost of an annual executive physical for the named executive officers under the Company’s corporate wellness program.

•             Amounts represent any payments by IBM for the named executive officers under this program.

Family Travel and Attendance at Company-Related Events

•             Company-related events may include meetings, dinners and receptions with IBM’s clients, executive management or board members attended by the named executive officers and their family members.

•             Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

Other Personal Expenses

•             Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under the Company’s corporate wellness program.

•             Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

•             Amounts also include ground transportation expenses, home office equipment, items received in connection with business events and administrative charges incurred by executives.

2013 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Performance Share Units (1) ($) (e)	Restricted Stock Units (2) ($) (e)	Stock Awards Total(3) ($) (e)	Option Awards Total(4) ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Retention Plan Value(5) ($) (h)	Change in Pension Value(6) ($) (h)	Nonqualified Deferred Compensation Earnings(7) ($) (h)	All Other Compensation(8) (9) ($) (i)	Total(10) ($) (j)
V.M. Rometty	2013	$1,500,000	$0	$11,703,869	$0	$11,703,869	$0	$0	$0	$0	$0	$761,808	$13,965,677
Chairman, President and CEO	2012	1,500,000	0	9,259,000	0	9,259,000	0	3,915,000	181,656	641,346	0	687,725	16,184,727
	2011	715,000	0	5,109,845	0	5,109,845	0	1,470,000	180,206	617,157	0	250,062	8,342,270
M. Loughridge(11)	2013	775,000	0	5,360,378	0	5,360,378	0	0	0	2,057,781	0	315,875	8,509,034
Senior VP and CFO, Finance	2012	775,000	0	4,398,025	0	4,398,025	0	1,202,900	428,278	1,008,806	0	330,046	8,143,055
and Enterprise Transformation	2011	747,500	0	4,087,876	0	4,087,876	0	1,359,800	510,704	1,150,367	0	163,143	8,019,390
J.E. Kelly III(12)	2013	625,000	850	4,941,039	0	4,941,039	0	0	0	0	0	128,016	5,694,905
Senior VP and Director, Research

R.C. Weber (12)	2013	650,000	0	3,262,899	1,463,029	4,725,928	0	0	N/A	N/A	0	221,335	5,597,263
Senior VP, Legal and Regulatory
Affairs and General Counsel
S.A. Mills	2013	716,000	0	4,661,284	0	4,661,284	0	0	0	0	0	214,146	5,591,430
Senior VP and Group Executive,	2012	716,000	0	4,629,500	4,135,911	8,765,411	0	987,360	136,953	976,530	0	211,912	11,794,166
Software and Systems	2011	705,500	0	3,576,891	0	3,576,891	0	1,258,400	465,124	1,132,095	0	235,028	7,373,038

(1)              The amounts in this column reflect the aggregate grant date fair values of Performance Share Unit (PSU) awards at the Target number (described in the 2013 Summary Compensation Table Narrative), calculated in accordance with accounting guidance. At the Maximum number, these values for Mrs. Rometty would be: 2013: $17,555,803; 2012: $13,888,500; 2011: $7,664,767; for Mr. Loughridge: 2013: $8,040,665; 2012: $6,597,038; 2011: $6,131,814; for Mr. Kelly: 2013: $7,411,656; for Mr. Weber: 2013: $4,894,446; and for Mr. Mills: 2013: $6,991,926; 2012: $6,944,250; 2011: $5,365,337.

(2)              The amounts in these columns reflect the aggregate grant date fair values of Retention Restricted Stock Units (RRSUs), calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.

(3)              The amounts in this column reflect the total of the previous two columns (Performance Share Units and Restricted Stock Units). For assumptions used in determining the fair value of stock awards, see Note R (Stock-Based Compensation) to the Company’s 2013 Consolidated Financial Statements.

(4)              There were no option awards granted to the named executive officers in the years shown in the 2013 Summary Compensation Table.

(5)              Assumptions used to calculate these amounts can be found immediately after the 2013 Retention Plan Table. For 2013, the change in Retention Plan Value for eligible named executive officers resulted in the following negative amounts: for Mrs. Rometty: $(130,705); for Mr. Loughridge: $(213,254); for Mr. Kelly: $(602,593); and for Mr. Mills: $(513,849).  This negative change is primarily due to increases in the discount rate and the interest crediting rate.

(6)              Assumptions used to calculate these amounts can be found immediately after the 2013 Pension Benefits Table. For 2013, the change in Pension Value for eligible named executive officers, except Mr. Loughridge, resulted in the following negative amounts: for Mrs. Rometty: $(499,471); for Mr. Kelly: $(17,511); and for Mr. Mills: $(509,879). This negative change is due to increases in the discount rate and the interest crediting rate.

(7)              IBM does not provide above-market or preferential earnings on deferred compensation. See the 2013 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(8)              Amounts in this column include the following for 2013: for Mrs. Rometty: tax reimbursements of $18,878 and Company contributions to defined contribution plans of $541,500; for Mr. Loughridge: Company contributions to defined contribution plans of $197,790; for Mr. Kelly: Company contributions to defined contribution plans of $120,896; for Mr. Weber: Company contributions to defined contribution plans of $92,734; and for Mr. Mills: Company contributions to defined contribution plans of $170,336. In accordance with SEC rules, dividend equivalents paid in each of the years shown above on RSUs and RRSUs granted prior to January 1, 2008 are not included in “All Other Compensation” because those amounts were factored into the grant date fair values. RSUs and RRSUs granted on or after January 1, 2008 do not receive dividend equivalents.

(9)              Amounts in this column also include the following perquisites for 2013: for Mrs. Rometty: personal financial planning, personal travel on Company aircraft of $151,933, personal use of Company autos, personal security, annual executive physical, family attendance at Company-related events, and other personal expenses; for Mr. Loughridge: personal financial planning, personal travel on Company aircraft of $77,489, personal use of Company autos, annual executive physical, family attendance at Company-related events, and other personal expenses; for Mr. Weber: personal financial planning, personal travel on Company aircraft of $91,180, annual executive physical, family attendance at Company-related events, and other personal expenses; and for Mr. Mills: personal financial planning, personal travel on Company aircraft, annual executive physical, family attendance at Company-related events, and other personal expenses. See the 2013 Summary Compensation Table Narrative for a description and information about the aggregate incremental cost calculations for perquisites.

(10)       The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(11)       Mr. Loughridge retired on December 31, 2013.

(12)       Mr. Kelly and Mr. Weber were not named executive officers in the Company’s 2012 and 2013 Proxy Statements. Therefore, this table does not provide 2011 and 2012 data for them.

2013 GRANTS OF PLAN-BASED AWARDS TABLE

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Price on the NYSE	Grant Date Fair Value of Stock and Option
Name (a)	Type of Award (1)	Grant Date (b)	Compensation Committee Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	Units(3) (#) (i)	Options (#) (j)	Awards ($/Sh) (k)	on the Date of Grant ($/Sh)	Awards(4) ($) (l)
V.M. Rometty	AIP	N/A	10/30/2012	$0	$4,000,000	$12,000,000				0	0	N/A	N/A
	PSU	01/02/2013	10/30/2012				15,958	63,830	95,745					$11,703,869
M. Loughridge	AIP	N/A	02/26/2013	0	1,046,000	3,138,000				0	0	N/A	N/A
	PSU	06/07/2013	02/26/2013				6,845	27,381	41,072					5,360,378
J.E. Kelly III	AIP	N/A	02/26/2013	0	844,000	2,532,000				0	0	N/A	N/A
	PSU	06/07/2013	02/26/2013				6,310	25,239	37,859					4,941,039
R.C. Weber	AIP	N/A	02/26/2013	0	878,000	2,634,000					0	N/A	N/A
	PSU	06/07/2013	02/26/2013				4,167	16,667	25,001					3,262,899
	RRSU	01/02/2013	10/30/2012							7,979				1,463,029
S.A. Mills	AIP	N/A	02/26/2013	0	968,000	2,904,000				0	0	N/A	N/A
	PSU	06/07/2013	02/26/2013				5,953	23,810	35,715					4,661,284

(1)  Type of Award:

AIP = Annual Incentive Program

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan. See 2013 Summary Compensation Table Narrative for additional information on these types of awards.

(2) PSU awards will be adjusted based on performance and paid in February 2016.

(3) Mr. Weber’s award vests on June 30, 2014 provided that he is an employee of the Company as of that date.

(4) The amounts in this column reflect the aggregate grant date fair values of PSU and RRSU awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2013 Summary Compensation Table Narrative. The values shown for the Retention Restricted Stock Units (RRSUs) reflect an adjustment for the exclusion of dividend equivalents.

2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END NARRATIVE

Option Awards (Columns (b)—(f))

•              A Total line has been included for each named executive officer to provide a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•              As of December 31, 2013, all outstanding option awards for the named executive officers were fully vested.

•              IBM has not granted any option awards that are Equity Incentive Plan Awards.

•              See the 2013 Summary Compensation Table Narrative for more details on option awards.

Stock Awards (Columns (g)—(j))

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RRSUs that were outstanding as of December 31, 2013. There were no outstanding RSU awards as of December 31, 2013.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2013 fiscal year ($187.57).

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2013.

Performance Share Units

•              Amounts in column (i) reflect the Maximum number possible for each PSU award.

•              The maximum payout level is 150% of the Target number, and the program has not paid out at the maximum level since the 1995-1997 performance period (which paid out in February 1998).

•              The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•              See Section 2 of the 2013 Compensation Discussion and Analysis, as well as the 2013 Summary Compensation Table Narrative, for a detailed description of the PSU program, including payout calculations.

•              The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers.

2013 OUTSTANDING PSU AWARD PAYOUT LEVELS

Name	Grant Date	Threshold	Target	Maximum
V.M. Rometty	06/08/2011	8,170	32,680	49,020
	06/08/2012	12,500	50,000	75,000
	01/02/2013	15,958	63,830	95,745
M. Loughridge	06/08/2011	6,536	26,144	39,216
	06/08/2012	5,938	23,750	35,625
	06/07/2013	6,845	27,381	41,072
J.E. Kelly III	06/08/2011	5,392	21,569	32,354
	06/08/2012	4,750	19,000	28,500
	06/07/2013	6,310	25,239	37,859
R.C. Weber	06/08/2011	4,739	18,955	28,433
	06/08/2012	4,375	17,500	26,250
	06/07/2013	4,167	16,667	25,001
S.A. Mills	06/08/2011	5,719	22,876	34,314
	06/08/2012	6,250	25,000	37,500
	06/07/2013	5,953	23,810	35,715

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2013 fiscal year ($187.57).

2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards								Stock Awards
Name			Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(4) ($)		Option Expiration Date	Type of	Grant	Number of Shares or Units of Stock That Have Not Vested(6) (#)	Market Value of Shares or Units of Stock That Have Not Vested(7) ($)	Type of	Grant	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(8) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
(a)	Grant Date		(b)	(c)	(d)	(e)		(f)	Award	Date	(g)	(h)	Award	Date	(i)	(j)
V.M. Rometty	03/08/2005		25,680	0	N/A	$101.33	(5)	03/07/2015	N/A				PSU	06/08/2011	49,020	$9,194,681
	03/08/2005	(1)	1,998	0	N/A	92.12		03/07/2015					PSU	06/08/2012	75,000	14,067,750
	07/26/2005		23,518	0	N/A	92.51	(5)	07/25/2015					PSU	01/02/2013	95,745	17,958,890
	05/08/2006		21,456	0	N/A	91.04	(5)	05/07/2016
Total			72,652	0							0	$0			219,765	$41,221,321
M. Loughridge	N/A								N/A				PSU	06/08/2011	39,216	$7,355,745
													PSU	06/08/2012	35,625	6,682,181
													PSU	06/07/2013	41,072	7,703,875
Total			0	0							0	$0			115,913	$21,741,801
J.E. Kelly III	03/08/2005		21,972	0	N/A	$101.33	(5)	03/07/2015	N/A				PSU	06/08/2011	32,354	$6,068,640
	03/08/2005	(1)	4,495	0	N/A	92.12		03/07/2015					PSU	06/08/2012	28,500	5,345,745
	05/08/2006		23,321	0	N/A	91.04	(5)	05/07/2016					PSU	06/07/2013	37,859	7,101,213
	05/08/2006	(1)	7,378	0	N/A	82.76		05/07/2016
	05/08/2007	(1)	6,698	0	N/A	102.80		05/07/2017
Total			63,864	0							0	$0			98,713	$18,515,598
R.C. Weber	N/A								RRSU	01/02/2013	7,979	$1,496,621	PSU	06/08/2011	28,433	$5,333,178
													PSU	06/08/2012	26,250	4,923,713
													PSU	06/07/2013	25,001	4,689,438
Total			0	0							7,979	$1,496,621			79,684	$14,946,329
S.A. Mills	N/A								RRSU	11/01/2012	22,278	$4,178,684	PSU	06/08/2011	34,314	$6,436,277
													PSU	06/08/2012	37,500	7,033,875
													PSU	06/07/2013	35,715	6,699,063
Total			0	0							22,278	$4,178,684			107,529	$20,169,215

Type of Award:

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

(1)         These options were granted under the Buy-First Program. See the 2013 Summary Compensation Table Narrative for additional information about this program.

(2)         Option awards shown in this column vested 25% per year on the first through the fourth anniversaries of the respective grant dates, except for options granted under the Buy-First Program, which vested 100% on the third anniversary of the respective grant dates.

(3)         As of December 31, 2013, there were no unexercisable options for the named executive officers.

(4)         The exercise prices shown in this column are equal to the average high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant, except for premium-priced options.

(5)         These options are premium-priced options, which have an exercise price equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

(6)         The amounts shown in column (g) of the 2013 Outstanding Equity Awards at Fiscal Year-End Table are RRSU awards that have not yet vested. See the 2013 Summary Compensation Table Narrative for additional information on these types of awards. The table below shows the vesting schedules for these outstanding awards. Mr. Weber’s award vests on June 30, 2014, and Mr. Mills’s award vests on December 31, 2015.

Vesting Schedule for Unvested RRSUs

			Vesting Schedule
Name	Type of Award	Grant Date	2014	2015
V.M. Rometty	N/A
M. Loughridge	N/A
J.E. Kelly III	N/A
R.C. Weber	RRSU	01/02/2013	7,979
S.A. Mills	RRSU	11/01/2012		22,278

(7) Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2013 fiscal year ($187.57).

(8)         The amounts shown in column (i) of the 2013 Outstanding Equity Awards at Fiscal Year-End Table are PSU awards that have not yet vested. See the 2013 Summary Compensation Table Narrative for additional information on PSU awards. The table below shows the vesting schedules for these outstanding PSU awards (reflecting Maximum payout), all of which are paid out in February following the end of the performance period.

Vesting Schedule for Unvested PSUs

		Vesting Schedule
Name	Grant Date	Feb. 2014	Feb. 2015	Dec. 2015
V.M. Rometty	06/08/2011	49,020
	06/08/2012		75,000
	01/02/2013			95,745
M. Loughridge	06/08/2011	39,216
	06/08/2012		35,625
	06/07/2013			41,072
J.E. Kelly III	06/08/2011	32,354
	06/08/2012		28,500
	06/07/2013			37,859
R.C. Weber	06/08/2011	28,433
	06/08/2012		26,250
	06/07/2013			25,001
S.A. Mills	06/08/2011	34,314
	06/08/2012		37,500
	06/07/2013			35,715

2013 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards(1)
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	30,369	$2,999,306	34,451	$7,047,986
M. Loughridge	0	0	51,118	9,998,878
J.E. Kelly III	25,000	2,036,750	29,399	6,014,447
R.C. Weber	0	0	25,265	5,168,714
S.A. Mills	0	0	29,858	6,108,350

(1)         Amounts shown in these columns reflect PSU and RRSU awards that vested during 2013. See the 2013 Summary Compensation Table Narrative for details on these types of awards.

2013 RETENTION PLAN NARRATIVE

Introduction and Purpose

As noted in Section 1 of the 2013 Compensation Discussion and Analysis, during the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. The Retention Plan discourages these leaders from joining competitors even after a full IBM career by providing that benefits under the Retention Plan are forfeited if this happens. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s and its current position of market leadership.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan stopped on December 31, 2007, and will not be replaced by any other plan.

Payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2013 Retention Plan Table and are not included in the 2013 Pension Benefits Table.

The 2013 Retention Plan Table shows each eligible named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan. Mr. Weber was hired after the Retention Plan was closed and therefore, he is not eligible for a Retention Plan benefit.

Description of Retention Plan

•       The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•       Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Benefits for Mr. Mills and Mr. Kelly are determined under the prior formula. Benefits for Mrs. Rometty and Mr. Loughridge, are determined under the 1999 plan formula.

•       Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service performed after December 31, 2007.

•       Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to the Company during or following employment.

Material Terms and Conditions:

1995 Retention Plan

•       The benefits provided under the Retention Plan for Mr. Mills and Mr. Kelly are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•       Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•       The definitions of early retirement age and service have the same meanings as under the Pension Credit Formula of the IBM Personal Pension Plan. Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•       The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•       If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

•       If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•       The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions:

1999 Retention Plan

•       The benefits provided under the Retention Plan to Mrs. Rometty and Mr. Loughridge, are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•       Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

•       Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

•       Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service and either becomes disabled (as determined under the Company’s long-term disability plan), or if approved by the Board in the case of the two highest paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).

•       Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•       The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•       If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•       In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•       A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations

The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•       The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•       No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of the Company regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•       Generally, a participant’s years of credited service for benefits are based on the years an employee participates in the IBM Personal Pension Plan.

•       Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned and service credited after December 31, 2007.

Available Forms of Payment

•       A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•       A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection), for each eligible named executive officer is detailed in the table below.

Annual Retention
Plan Benefit
at Earliest
Unreduced
Name	Retirement Age
V.M. Rometty	$101,908
M. Loughridge	255,498
J.E. Kelly III	584,039
S.A. Mills	284,718

Present Value of Accumulated Benefit

•       The present value of accumulated benefit shown in the 2013 Retention Plan Table is the value as of December 31, 2013 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•       The annual Retention Plan benefit, which is reflected in the table in the previous subsection titled Annual Retention Plan Benefit, is the benefit that is payable for the eligible named executive officer’s life beginning on his or her earliest unreduced retirement age.

•       The earliest unreduced retirement age is the earliest age an eligible named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2013, Mr. Loughridge and Mr. Mills have reached the earliest unreduced retirement age. Because Mrs. Rometty and Mr. Kelly did not attain age 60 by December 31, 2013, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month that coincides with or next follows the attainment of age 60.

•       Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2013 Retention Plan Table.

2013 RETENTION PLAN TABLE

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service(1)	Benefit(2)	Fiscal year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Retention Plan	26	$1,294,411	$0
M. Loughridge	Retention Plan	30	3,738,089	0
J.E. Kelly III	Retention Plan	27	8,482,361	0
S.A. Mills	Retention Plan	34	3,953,671	0

(1)         Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the eligible named executive officers has six additional years of service with IBM after that date.

(2)         While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit will continue to change based on the ages of the eligible named executive officers, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan.

Assumptions to determine present value for Mr. Loughridge:

•       Interest rate for present value: 4.5%

•       Mortality table: RP 2000 Combined Healthy Mortality, sex distinct with 41 year improvement using scale AA

•       Annual benefits shown are actual benefits based on a retirement date of December 31, 2013 and a benefit commencement date of January 1, 2014. Present value of benefits is measured as of December 31, 2013 based on benefits payable as a single life annuity as of January 1, 2014. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

Assumptions to determine present value for each eligible named executive officer other than Mr. Loughridge, as of December 31, 2013:

•       Measurement date: December 31, 2013

•       Interest rate for present value: 4.5%

•       To determine Personal Pension Account benefit:

•       Interest crediting rate: 1.1% for 2014 and after

•       Interest rate to convert Personal Pension Account balance to single life annuity: 1.3333% for years 1-5, 4.5767% for years 6-20, and 5.5733% for year 21 and after

•       Mortality table to convert Personal Pension Account balance to single life annuity is 2014 Personal Pension Account Optional Combined Unisex Table

•       Mortality (pre-commencement): None

•       Mortality (post-commencement): RP 2000 Combined Healthy Mortality, sex distinct with 41 year improvement using scale AA

•       Termination of employment: Later of age 60 or current age

•       Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•       Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the plan beginning on the first day of the month following the assumed termination of employment.

•       Present value is based on the single life annuity payable beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•       All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2012:

•       The column titled Change in Retention Plan Value in the 2013 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2012 to December 31, 2013.

•       To determine the present value of the Retention Plan benefit as of December 31, 2012, the same assumptions that are described above to determine present value as of December 31, 2013 were used, except (1) a 3.6% interest rate and the RP 2000 Combined Healthy Mortality, sex distinct with 38 year improvement using scale AA, and (2) to determine the Personal Pension Account benefit, the following were used:

•       Interest crediting rate: 1.2%

•       Interest rate to convert Personal Pension Account balance to annual single life annuity: 1.0367% for years 1-5, 3.6633% for years 6-20, and 4.59% for year 21 and after

2013 PENSION BENEFITS NARRATIVE

The 2013 Pension Benefits Table shows the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each eligible named executive officer under the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants. Mr. Weber was hired after the IBM Personal Pension Plan was closed and therefore, he is not eligible for an IBM Personal Pension Plan benefit.

The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan.

Qualified Plan and Nonqualified Plan Descriptions—General

Plan Description

•       Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•       Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•       The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•       The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM Personal Pension Plan (Qualified Plan)

Purpose of the Qualified Plan

•       The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•       Effective January 1, 2008, all eligible employees, including the named executive officers, became eligible for Company contributions under a new defined contribution plan, the IBM 401(k) Plus Plan, on eligible pay up to the compensation limits of the Internal Revenue Code. Under the plan, participants are eligible for Company contributions up to 10% of eligible pay, depending on their pension plan formula participation as of December 31, 2007 and the amount they contribute to the plan. In 2013, Mrs. Rometty, Mr. Loughridge and Mr. Mills, received Company contributions equal to 10% of total eligible pay. Mr. Kelly received Company contributions equal to 8% of total eligible pay. Mr. Weber received Company contributions equal to 6% of total eligible pay.

•       The cessation of accruals under the IBM Personal Pension Plan and the replacement of Qualified Plan accruals with contributions under the new tax-qualified defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•       The benefits under the Qualified Plan for Mrs. Rometty, Mr. Loughridge and Mr. Mills are determined under the Pension Credit Formula. Each of these named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•       The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•       The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•       For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•       The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•       Prior to 2008, participants earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•       The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•       A participant may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•       Early retirement age is defined as:

•       Any age with 30 years of service;

•       Age 55 with 15 years of service; or

•       Age 62 with five years of service.

•       As of December 31, 2013, the named executive officers noted above had attained early retirement age.

•       Under the Pension Credit Formula, a participant who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•       Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a participant may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the participant earned before January 1, 2000.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan

•       Mr. Kelly’s benefit under the Qualified Plan is determined under the Personal Pension Account formula which is a cash balance formula.

•       According to the terms of the Qualified Plan, under the Personal Pension Account formula prior to 2008, Mr. Kelly receives pay credits and interest credits to his Personal Pension Account. The pay credits for a year were equal to 5% of his eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, Mr. Kelly may receive his benefit under the Personal Pension Account formula at any time following his termination of employment, but may not defer his benefit later than normal retirement age. If his benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. He may receive his benefit in the following forms: a lump sum equal to his Personal Pension Account, an annuity that is actuarially equivalent to his Personal Pension Account, or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculations

•       Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

•       Salary;

•       Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

•       Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•       Equity compensation—stock options, RSUs, RRSUs and PSUs—was excluded from eligible compensation.

•       Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2013 was $205,000 payable as an annual single life annuity beginning at normal retirement age).

Qualified Plan Funding

•       Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•       A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•       Generally, a participant’s years of credited service are based on the years an employee participates in the Plan.

•       The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Qualified Plan stopped on December 31, 2007, service performed after such date is not counted.

IBM Excess Personal Pension Plan (Nonqualified Plan)

Purpose of the Nonqualified Plan

•       The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•       The benefit provided to a participant is payable only as an annuity beginning on the first day of the month following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Code).

Material Terms and Conditions of the Nonqualified Plan

The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding

•       The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•       No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of the Company with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

•       Like the Qualified Plan, generally a participant’s years of credited service are based on the years an employee participates in the Plan.

•       The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment

•       A portion of the benefit that is available to each of the eligible named executive officers under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•       According to the terms of the Qualified Plan Personal Pension Account formula, Mr. Kelly’s entire benefit may be paid as a lump sum. Further, he has elected to receive his Nonqualified Plan benefit in a lump sum immediately following separation from employment.

•       The maximum lump sum amount that the eligible named executive officers could have elected to receive as of January 1, 2014 if they had a separation from service from IBM on December 31, 2013 was equal to:

	Maximum Lump Sum
			Total
	Qualified	Nonqualified	Available
Name	Plan	Plan	Lump Sum
V.M. Rometty	$325,634	$0	$325,634
M. Loughridge	458,531	0	458,531
J.E. Kelly III	432,483	940,445	1,372,928
S.A. Mills	828,662	0	828,662

•       A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the eligible named executive officers is below. Because Mr. Kelly elected a lump sum payment for his Nonqualified Plan benefits, no amount is represented in the Nonqualified Plan column below:

	Annual Pension Benefit at
	Normal Retirement Age
	Qualified	Nonqualified	Total
Name	Plan	Plan	Benefit
V.M. Rometty	$82,083	$342,761	$424,844
M. Loughridge	84,094	598,252	682,346
J.E. Kelly III	36,802	N/A	36,802
S.A. Mills	93,188	594,573	687,761

Present Value of Accumulated Benefit

•       The present value of accumulated benefit is the value as of December 31, 2013 of the annual pension benefit that was earned as of December 31, 2007.

•       The annual pension benefit is the benefit that is payable for the eligible named executive officer’s life beginning at his or her normal retirement age.

•       The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•       Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2013 Pension Benefits Table.

2013 PENSION BENEFITS TABLE

As noted in the Introduction and Purpose to the 2013 Retention Plan Narrative, the 2013 Pension Benefits Table does not include amounts reflected in the 2013 Retention Plan Table.

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service(1)	Benefit(2)	Fiscal year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Qualified Plan	26	$751,404	$0
	Nonqualified Plan		3,137,682	0
	Total Benefit		$3,889,086	$0
M. Loughridge	Qualified Plan	30	$1,230,341	$0
	Nonqualified Plan		8,752,776	0
	Total Benefit		$9,983,117	$0
J.E. Kelly III	Qualified Plan	27	$371,882	$0
	Nonqualified Plan		792,704	0
	Total Benefit		$1,164,586	$0
S.A. Mills	Qualified Plan	34	$1,076,993	$0
	Nonqualified Plan		6,871,598	0
	Total Benefit		$7,948,591	$0

(1)         Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the eligible named executive officers has six additional years of service with IBM after that date.

(2)         While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits for the eligible named executive officers will continue to change based on their ages and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value for Mr. Loughridge:

•       Interest rate for present value: 4.5%

•       Mortality table: RP 2000 Combined Healthy Mortality, sex distinct with 41 year improvement using scale AA

•       Annual benefits shown are actual benefits based on a retirement date of December 31, 2013 and a benefit commencement date of January 1, 2014. Present value of benefits is measured as of December 31, 2013 based on benefits payable as a single life annuity as of January 1, 2014. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose. In addition to those outlined above, change in pension value from December 31, 2012 to December 31, 2013 also includes a change in retirement age for the Qualified Plan and the Nonqualified Plan (from age 65 to age 60).

Assumptions to determine present value as of December 31, 2013 for each eligible named executive officer (other than Mr. Loughridge):

•       Measurement date: December 31, 2013

•       Interest rate for present value: 4.5%

•       To determine Personal Pension Account benefit:

•       Interest crediting rate: 1.1% for 2014 and after

•       Interest rate to convert Personal Pension Account balance to single life annuity: 1.3333% for years 1-5, 4.5767% for years 6-20, and 5.5733% for year 21 and after

•       Mortality table to convert Personal Pension Account balance to single life annuity is 2014 Personal Pension Account Optional Combined Unisex Table

•       Mortality (pre-commencement): None

•       Mortality (post-commencement): RP 2000 Combined Healthy Mortality, sex distinct with 41 year improvement using scale AA

•       Separation from service from IBM: Later of age 65 or current age

•       Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•       Benefit payable as a single life annuity in the case of the Pension Credit Formula and lump sum in the case of the Personal Pension Account Formula beginning on the first day of the month following a separation from service from IBM. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•       The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•       All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM.

Assumptions to determine present value as of December 31, 2012:

•       The column titled Change in Pension Value in the 2013 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2012 to December 31, 2013.

•       To determine the present value of the pension benefit as of December 31, 2012, the same assumptions that are described above to determine the present value as of December 31, 2013 were used, except a (1) 3.6% interest rate and the RP 2000 Combined Healthy Mortality, sex distinct with 38 year improvement using scale AA, and (2) to determine the Personal Pension Account benefit, the following were used:

•       Interest crediting rate: 1.2%

•       Interest rate to convert Personal Pension Account balance to single life annuity: 1.0367% for years 1-5, 3.6633% for years 6-20, and 4.59% for year 21 and after.

2013 NONQUALIFIED DEFERRED COMPENSATION NARRATIVE

IBM Excess 401(k) Plus Plan

General Description

•       Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. The Excess 401(k) Plus Plan provides employees with the opportunity to save for retirement on a tax-deferred basis.

•       The 2013 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), Company match (registrant contributions), automatic contributions (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2013.

•       The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•       Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by the Company (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Code Section 409A, while amounts deferred and vested on and after January 1, 2005 are subject to Code Section 409A.

•       The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•       The Excess 401(k) Plus Plan allows the clawback of Company matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to the Company (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees).

Purpose of the Excess 401(k) Plus Plan

•       U.S. tax laws limit the amount of pay that employees can defer for retirement into qualified 401(k) plans.

•       IBM established the nonqualified plan to give participants the ability to save for retirement with additional tax-deferred funds, as permitted under the current Department of Labor and Internal Revenue Service regulations and other guidance.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan

•       An eligible employee may elect to defer between 1% and 80% of salary and between 1% and 80% of eligible performance pay, including annual incentive program payments.

•       In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•       Prior to January 1, 2008, under the EDCP, an executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under the Company’s Long-Term Performance Plan (LTPP).

•       In addition, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPP.

•       Deferral elections must have been made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•       Effective January 1, 2008, deferrals of receipt of IBM stock are no longer allowed under the Excess 401(k) Plus Plan. Executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 were able to defer the receipt of such stock into the Excess 401(k) Plus Plan when the awards vest.

•       None of the named executive officers made a previous election that resulted in deferral of stock in 2013.

•       Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Plus Plan Funding

•       The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•       No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of the Company for payment of their Excess 401(k) Plus Plan accounts.

Company Match on Participant Contributions

•       The Company credits matching contributions to the Basic Account of each eligible participant who defers salary or performance pay (including annual incentive program payments) under the Excess 401(k) Plus Plan.

•       The matching contributions equal the percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the participant’s maximum matching contribution percentage under the IBM 401(k) Plus Plan. Participants hired before January 1, 2005, including Mrs. Rometty, Mr. Loughridge, Mr. Kelly and Mr. Mills, are eligible for up to 6% matching contributions; participants hired on or after January 1, 2005 and who complete one year of service, including Mr. Weber, are eligible for up to 5% matching contributions. For purposes of calculating the matching contributions under the IBM 401(k) Plus Plan, the participant’s eligible compensation excludes the amounts the participant elects to defer under the Excess 401(k) Plus Plan.

•       Effective January 1, 2013, matching contributions are made once annually at the end of the year. In order to receive such matching contributions each year, a participant must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

•       At least 30 years of service;

•       At least age 55 with 15 years of service;

•       At least age 62 with 5 years of service; or

•       At least age 65 with 1 year of service;

then the participant will be eligible to receive such matching contributions as soon as practicable following separation from service. If a participant dies prior to December 15 of a plan year he or she will not be treated as having “retired” even if he or she was eligible to retire at the time of death.

•       The Company does not provide any matching contributions for Deferred IBM Shares.

Company Automatic Contributions

•        Effective January 1, 2008, the Company credits automatic contributions to the Basic Account of each eligible participant.

•        The automatic contributions equal a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic contribution percentage under the IBM 401(k) Plus Plan. The percentage is 2% or 4% if the participant was hired before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired on or after January 1, 2005 and completes one year of service. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is 4% for Mrs. Rometty, Mr. Loughridge and Mr. Mills; 2% for Mr. Kelly; and 1% for Mr. Weber.

•        Effective January 1, 2013, automatic contributions are made once annually at the end of the year. In order to receive such automatic contributions each year, a participant must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

•        At least 30 years of service;

•        At least age 55 with 15 years of service;

•        At least age 62 with 5 years of service; or

•        At least age 65 with 1 year of service;

then the participant will be eligible to receive such automatic contributions as soon as practicable following separation from service. If a participant dies prior to December 15 of a plan year he or she will not be treated as having “retired” even if he or she was eligible to retire at the time of death.

Company Transition Credits

•        Effective for the period of January 1, 2008 through June 30, 2009, the Company credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. According to the terms of the IBM 401(k) Plus Plan, Mr. Kelly was eligible to receive transition credits.

Earnings Measures

•        A participant’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the participant.

•        As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•        The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2013 annual rates of return indicated for each):

•        Target Date 2005 Fund (4.39%)

•        Target Date 2010 Fund (6.54%)

•        Target Date 2015 Fund (9.16%)

•        Target Date 2020 Fund (12.34%)

•        Target Date 2025 Fund (15.70%)

•        Target Date 2030 Fund (18.15%)

•        Target Date 2035 Fund (18.76%)

•        Target Date 2040 Fund (18.76%)

•        Target Date 2045 Fund (18.76%)

•        Target Date 2050 Fund (18.76%)

•        Income Plus Life Strategy Fund (3.12%)

•        Conservative Life Strategy Fund (7.47%)

•        Moderate Life Strategy Fund (11.41%)

•        Aggressive Life Strategy Fund (18.76%)

•        Interest Income Fund (2.88%)

•        Inflation Protected Bond Fund (-8.68%)

•        Total Bond Market Fund (-2.19%)

•        High Yield & Emerging Markets Bond Fund (-3.02%)

•        Total Stock Market Index Fund (33.51%)

•        Total International Stock Market Index Fund (15.64%)

•        Real Estate Investment Trust Index Fund (2.27%)

•        International Real Estate Index Fund (2.97%)

•        Long-Term Corporate Bond Fund (-6.44%)

•        Large Company Index Fund (32.37%)

•        Large-Cap Value Index Fund (32.50%)

•        Large-Cap Growth Index Fund (33.46%)

•        Small/Mid-Cap Stock Index Fund (38.47%)

•        Small-Cap Value Index Fund (34.65%)

•        Small-Cap Growth Index Fund (43.72%)

•        European Stock Index Fund (24.85%)

•        Pacific Stock Index Fund (17.58%)

•        Emerging Markets Stock Index Fund (-4.99%)

•        IBM Stock Fund (-0.20% including dividend equivalent reinvestment)

•        A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•        Investment selections for existing account balances may be changed daily, subject to excessive trading restrictions.

•        Any changes (whether to new deferrals or existing balances) may be made through an internet site or telephone call center maintained by the plan’s third-party record keeper.

•        Effective January 1, 2008, the Company match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•        Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s common stock, they may not be transferred to any other investment choice at any time.

•        On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•        Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2013 Nonqualified Deferred Compensation Table, are calculated as the change in the price of the Company’s common stock between December 31, 2012 and December 31, 2013 for all Deferred IBM Shares that were contributed prior to 2013.

Payouts, Withdrawals and Other Distributions

•        No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from the Company.

•        At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•        At least age 55 with 15 years of service;

•        At least age 62 with 5 years of service;

•        At least age 65 with 1 year of service;

•        Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•        Commencing benefits under the IBM Long-Term Disability Plan.

•        As of December 31, 2013, the eligible named executive officers had satisfied the age and service criteria.

•        If the participant has satisfied the age, service and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•        If the participant has satisfied the age, service and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.     Lump sum upon termination;

2.     Lump sum in February of the year following termination; or

3.     Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•        The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.     Lump sum upon separation;

2.     Lump sum in February of the year following separation; or

3.     Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2013, 50% of this limit was $127,500), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.

•        Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•        Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•        At December 31, 2013, the named executive officers had the following distribution elections on file:

•        Mrs. Rometty—10 annual installments for all amounts

•        Mr. Loughridge—immediate lump sum for all amounts

•        Mr. Kelly—lump sum in February of the year following separation for pre-2005 amounts, and 10 annual installments for all post-2004 amounts

•        Mr. Weber—immediate lump sum for all amounts

•        Mr. Mills—10 annual installments for all amounts

•        The balance in a participant’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•        Deferred IBM Shares are distributed only in the form of shares of the Company’s common stock.

•        These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

2013 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive			Aggregate	Aggregate	Aggregate
		Contributions			Earnings	Withdrawals/	Balance at
		in Last FY(1)	Registrant Contributions in Last FY(2)		in Last FY(3)	Distributions	Last FYE(4)
Name		($)	($)		($)	($)	($)
(a)	Plan	(b)	(c)		(d)	(e)	(f)
V.M. Rometty	Basic Account	$2,062,500	Match	$309,600	$90,072	$0	$8,868,041
			Automatic	206,400
	Deferred IBM Shares	0		0	(111,058)	0	5,233,953
	Total	$2,062,500		$516,000	$(20,986)	$0	$14,101,994
M. Loughridge	Basic Account	$103,374	Match	$103,374	$(94,983)	$0	$4,439,843
			Automatic	68,916
	Deferred IBM Shares	0		0	(150,743)	0	7,104,214
	Total	$103,374		$172,290	$(245,726)	$0	$11,544,057
J.E. Kelly III	Basic Account	$731,160	Match	$75,372	$547,781	$0	$8,223,430
			Automatic	25,124
	Deferred IBM Shares	0		0	(12,895)	0	607,727
	Total	$731,160		$100,496	$534,886	$0	$8,831,157
R.C. Weber	Basic Account	$64,528	Match	$64,528	$33,905	$0	$2,100,935
			Automatic	12,906
	Deferred IBM Shares	0		0	(99,090)	0	4,669,930
	Total	$64,528		$77,434	$(65,185)	$0	$6,770,865
S.A. Mills	Basic Account	$289,572	Match	$86,902	$363,512	$0	$11,203,847
			Automatic	57,934
	Deferred IBM Shares	0		0	0	0	0
	Total	$289,572		$144,836	$363,512	$0	$11,203,847

(1)       A portion of the amount reported in this column (b) for each named executive officer’s Basic Account is included within the amount reported as salary for that officer in column (c) of the 2013 Summary Compensation Table. These amounts are: $105,000 for Mrs. Rometty; $31,200 for Mr. Loughridge; $22,200 for Mr. Kelly; $19,750 for Mr. Weber and $92,100 for Mr. Mills.

(2)       For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2013 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 8 to the 2013 Summary Compensation Table are larger because the amounts reported in that footnote also include the Company’s contributions to the IBM 401(k) Plus Plan.

(3)       None of the amounts reported in this column (d) are reported in column (h) of the 2013 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.

(4)       Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and automatic contributions and investment experience, including an $8 quarterly administrative fee.

2013 POTENTIAL PAYMENTS UPON TERMINATION NARRATIVE

Introduction

IBM does not have any plans, programs, or agreements under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by the Company to a named executive officer following a termination of employment would be provided under the terms of the Company’s existing compensation and benefit programs (as described below). The 2013 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to the Company (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees).

This 2013 Potential Payments Upon Termination Narrative and the 2013 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.

Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2013 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2013 Pension Benefits Table. The 2013 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2013 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

Annual Incentive Program (AIP)

•        The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to the Company.

•        This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•        AIP payments to executive officers are subject to clawback as described in Section 2 of the 2013 Compensation Discussion and Analysis.

•        For purposes of the 2013 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2014.

IBM Long-Term Performance Plans (LTPP)

•        The named executive officers have certain outstanding equity grants under the LTPP including:

•        Stock Options;

•        Retention Restricted Stock Units (RRSUs); and/or

•        Performance Share Units (PSUs).

•        The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

•        Generally, unvested stock options, RSUs, RRSUs, and PSUs are cancelled upon termination; and

•        Vested stock options may be exercised only for 90 days following termination.

•        Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service (and for Mr. Weber, pursuant to his offer letter, with at least five years of service regardless of age), the following terms apply:

•        Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management; and

•        The Company prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•        If an executive dies, outstanding stock options, RSU awards and RRSU awards would vest immediately. In addition, in such case, outstanding PSU awards granted on or after June 8, 2011 would remain outstanding and continue to vest under their original vesting schedules.

•        If an executive becomes disabled, outstanding stock options, RSU awards and RRSU awards would continue to vest under their original vesting schedules. In addition, in such case, outstanding PSU awards granted on or after June 8, 2011 would remain outstanding and continue to vest under their original vesting schedules.

•        Beginning with PSU and RSU awards granted in 2009, in cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

•        To ensure that the interests of the members of the Performance Team are aligned with the Company’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination if the following criteria are met:

•         The executive is on the Performance Team at the time of departure;

•         For RSU awards, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•         The executive has reached age 55 with 15 years of service (and for Mr. Weber, five years of service regardless of age, as noted above) at the time of departure; and

•         The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

•        The Chairman and CEO is also eligible for the payouts described upon termination, except she must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

•        Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period and only if the performance goals are met. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule.

•        The 2013 Potential Payments Upon Termination Table assumes the following:

•        Amounts shown reflect the payout of the 2011 PSU awards calculated using the actual performance achieved for the 2011-2013 performance period and the 2013 fiscal year-end closing price of $187.57 for IBM common stock; and

•        Outstanding awards for the 2012 and 2013 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•        LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to the Company prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients for a period of one year or employees for a period of two years following termination of employment.

•        In the 2013 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $187.57 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•        Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•        Eligibility criteria are described in the 2013 Retention Plan Narrative.

•        Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•        The 2013 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•        This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•        The payment would be delayed six months following termination; and

•        Amounts not paid during the delay would be paid (with interest) in July 2014.

•        Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive business activity or discloses Company confidential information at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan

•        As described in the 2013 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•        Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in activity that is detrimental to the Company within 12 months following the release date.

•        The Excess 401(k) Plus Plan allows the clawback of Company matching and automatic contributions made to a participant’s account after March 31, 2010 if a participant engages in activity that is detrimental to the Company.

•        The 2013 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•        Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

•        Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

•        Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•        The tables do not reflect:

•        That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

•        Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical and Life Insurance General Description

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. IBM maintains the Retiree Benefits Plan, the Future Health Account, Access to Group Health Care Coverage and the Retiree Group Life Insurance Plan. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage under such programs remains subject to IBM’s right to amend or terminate the plans at any time.

IBM Retiree Benefits Plan

•        Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•        This coverage is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who satisfy at least one of these):

•        30 years of service with the Company; or

•        Age 55 with at least 15 years of service with the Company.

•        Mr. Mills would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

IBM Future Health Account (FHA)

•        Amounts credited by the Company to a hypothetical account may be used to offset the cost of eligible medical, dental and vision insurance coverage for former employees and their eligible dependents.

•        Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

•        Hired before January 1, 2004;

•        Not within five years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

•        At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•        Mrs. Rometty, Mr. Loughridge and Mr. Kelly would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

Access to Group Health Care Coverage

•        Eligible employees may purchase retiree health care coverage under an IBM-sponsored retiree medical option. The cost of this coverage is paid solely by the employee, but the coverage is priced at IBM retiree group rates.

•        Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to purchase such coverage:

•        Hired on or after January 1, 2004, and meet the following age and service requirements at separation from service:

•         At least age 55, with at least five years of service; and either

•         The employee’s age and years of service equal 65 or

•         Withdrawal-eligible for the Future Health Account and the funds in the account have been fully depleted.

•        Hired prior to January 1, 2004 but are not eligible for either the IBM Retiree Benefits Plan or the Future Health Account, and at separation of service employee is at least age 55 or later, and the employee’s age and years of service equal at least 65.

•        Mr. Weber would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

IBM Retiree Group Life Insurance

•        IBM Group Life Insurance provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•        This coverage is available to all U.S. regular employees hired prior to January 1, 2004 who terminate employment and are eligible for the IBM Retiree Benefits Plan or IBM Future Health Account.

•        Mrs. Rometty, Mr. Loughridge, Mr. Kelly and Mr. Mills would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end. Mr. Weber would not have been eligible for this benefit.

•        Effective January 1, 2015, IBM will no longer provide this Group Life Insurance to active eligible employees. Eligible employees who retire prior to the effective date of the change will receive such insurance as described above.

Arrangements for Mr. Loughridge

Consulting Arrangement

•        For a period of three months after Mr. Loughridge’s retirement, he may be asked, from time to time, to provide services to the Company as an independent contractor. The fee for such services would be $7,000 per day for each day he provides four or more hours of services and $3,500 per day for each day that he provides less than four hours.

2013 POTENTIAL PAY MENTS UPON TERMINATION TABLE

			LTPP			Excess 401(k)(6)
		Annual	Stock		Retention	Basic		Deferred IBM
	Termination	Incentive Program(2)	Options(3)	PSUs(4)	Plan(5)	Account		Shares
Name	Scenario	($)	($)	($)	($)	($)		($)
V.M. Rometty	Termination(1)	$0	$6,712,121	$6,313,606	$0	$886,804	(7)	$523,395	(7)
	For cause	0	0	0	0	886,804	(7)	523,395	(7)
M. Loughridge	Termination(1)	0	0	5,050,885	255,498	4,439,843	(8)	7,104,214	(8)
	For cause	0	0	0	0	4,439,843	(8)	7,104,214	(8)
J.E. Kelly III	Termination(1)	0	5,916,167	4,167,055	259,790	4,071,086	(9)	607,727	(9)
	For cause	0	0	0	0	4,071,086	(9)	607,727	(9)
R.C. Weber	Termination(1)	0	0	3,662,117	N/A	2,100,935	(10)	4,669,930	(10)
	For cause	0	0	0	N/A	2,100,935	(10)	4,669,930	(10)
S.A. Mills	Termination(1)	0	0	4,419,524	284,718	1,120,385	(11)	0
	For cause	0	0	0	0	1,120,385	(11)	0

Note: Mr. Loughridge retired on December 31, 2013.

(1)

Termination includes the following separation scenarios: resignation, retirement and involuntary termination not for cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)

Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2014.

(3)	Assumes each named executive officer exercised all vested, in-the-money options at $187.57 (the fiscal year-end closing price of IBM common stock on the NYSE).
(4)

Assumes IBM released PSU awards, granted in 2011 according to its policy, for the three-year performance period ending December 31, 2013, for named executive officers who were at least age 55 and had at least 15 years of service (Mrs. Rometty, Mr. Loughridge, Mr. Kelly and Mr. Mills) and pursuant to his offer letter for Mr. Weber who has completed at least five years of service. PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period.

(5)

Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)	Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the IBM Excess 401(k) Plus Plan section above for more details.
(7)	Approximate annual amount payable for 10 years starting in February 2014. Deferred IBM Shares are paid as shares of IBM common stock.
(8)	Payable in an immediate lump sum following termination. Deferred IBM Shares are paid as shares of IBM common stock.
(9)

Sum of the amount of Basic Account deferred prior to January 1, 2005 payable in a lump sum in February of the year following termination ($3,609,714) and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2014 ($461,372). Deferred IBM Shares are paid as shares of IBM common stock.

(10)	Payable in an immediate lump sum following termination. Deferred IBM Shares are paid as shares of IBM common stock.
(11)	Approximate annual amount payable for 10 years starting in February 2014.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

1.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.  The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), as may be modified or supplemented.

3.  The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.  The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/governance/board-of-directors/ committees-of-the-board.wss.

5.  The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.  Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)

D.N. Farr

J.W. Owens

J.E. Spero

AUDIT AND NON-AUDIT FEES

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

($ in millions)	2013	2012
Audit Fees	$34.2	$34.7
Audit-Related Fees	59.9	32.9
Tax Fees	7.5	3.7
All Other Fees	0.3	0.3

Description of Services

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and audit and review of IBM’s retirement and other benefit-related programs. For 2013, these services included approximately $17 million for independent assessment of controls related to outsourcing services and approximately $33 million for services in support of acquisition and divestiture activities. For 2012, these services included approximately $19 million for independent assessment of controls related to outsourcing services and approximately $9 million for support of acquisitions and divestitures activities, including divestiture of IBM’s Retail Store Solutions division.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with certain benchmarking arrangements.

2.              RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As disclosed in its charter, the Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, reviewing that selection with the Board of Directors, approving all related fees and compensation for the accounting firm, and overseeing the work of the firm. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2014, and with the endorsement of the Board of Directors believes that this selection is in the best interests of the Company and its stockholders and therefore recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2013. PwC’s representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

In accordance with the pre-approval policies and procedures described in the Report of the Audit Committee of the Board of Directors, the Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair its independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company and other relevant information, including PwC’s tenure with the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any regulatory proceedings against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

3.              MANAGEMENT PROPOSAL ON ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The Company’s named executive officers are identified in the 2013 Summary Compensation Table, and the compensation of the named executive officers is described on pages 20 through 69. IBM has long demonstrated its commitment to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of stockholders.

As discussed in the 2013 Compensation Discussion and Analysis, the Company’s executive compensation programs are designed to:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on long-term and annual business results;

•        Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•        Differentiate rewards to reflect individual and team performance; and

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business perfor-mance over time.

IBM’s executive compensation programs and practices continue to be designed to motivate our leaders to deliver superior business performance that balances annual results and long-term sustained performance. Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management. These targets are set within the parameters of IBM’s long-term financial model with profit expansion and growth objectives aligned with our disclosed financial roadmap to 2015.

Annual compensation for the named executive officers as a group varies year to year based on business results and individual performance. For 2013, 88% of the compensation for the named executive officers was performance based. Our annual incentive is a cash payment that is designed to reward executives for the most recent year’s revenue growth, operating net income and free cash flow. While the Company made solid progress in businesses that are powering IBM’s future, in view of the Company’s overall full year results, the Chairman and CEO and her senior team, including the named executive officers, recommended forgoing their annual incentive payout for 2013. The Executive Compensation and Management Resources Committee and the independent members of the IBM Board of Directors, as appropriate, accepted that recommendation and commended Mrs. Rometty and her senior team for their leadership and commitment to the Company’s success over the longer term.

Therefore, for 2013, this incentive comprised 0% of the group’s compensation. Nearly 88% of compensation for 2013 for the named executive officers was in the form of long-term incentive, which is 100% performance based and delivered through Performance Share Units (PSUs). The payout of PSUs is based on IBM’s three-year cumulative performance against operating EPS and free cash flow targets. PSUs will pay out nothing if the threshold performance level is not reached.

2013 Chairman and CEO Compensation Mix

2013 Other NEOs Compensation Mix

For the reasons expressed above, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that these policies and practices are aligned with the interests of our stockholders and reward for performance.

We are therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

4.              APPROVAL OF LONG-TERM INCENTIVE PERFORMANCE TERMS FOR CERTAIN EXECUTIVES PURSUANT TO SECTION 162(m) OF THE INTERNAL REVENUE CODE

The Executive Compensation and Management Resources Committee of the Board of Directors (the “Compensation Committee”) has adopted the material terms of the performance criteria described below, under which long-term incentive compensation awards for covered employees are performance-based and thus exempt from the limitations of section 162(m) of the Internal Revenue Code of 1986 (“section 162(m)”). Stockholders are being asked to approve the material terms of the performance criteria for the long-term incentive awards, because the affirmative vote of a majority of the votes properly cast at the Annual Meeting is also required for the exemption from section 162(m) limitations on deductibility of certain compensation.

Background and Rationale

Under section 162(m) in order for the Company to deduct compensation paid in any year to a “covered employee” that exceeds $1,000,000, such compensation must qualify as “performance-based.” Section 162(m) defines a covered employee as a company’s chief executive officer or any of such company’s three other most highly compensated executive officers named in the proxy statement, not including the chief financial officer. In order to qualify as performance-based compensation, the U.S. tax regulations require that stockholder-approved performance criteria be used to determine the long-term incentive awards for covered employees. In 1999, the Company’s stockholders approved the terms under which the long-term performance incentive awards should qualify as performance-based. Under section 162(m) stockholder approval of the terms of such performance criteria is required every five years, and such approval was received in 2004 and 2009.

Description of Material Terms of Long-Term Incentive Awards

Performance Criteria. The Compensation Committee has adopted the following terms under which long-term incentive awards for covered employees (as they may be constituted from time to time, and including persons who may become covered employees between the time of grant and payment of the award) would be performance-based for purposes of exemption from the limitations of section 162(m) if stockholder approval is received.

The performance criteria for long-term incentive awards (whether such awards take the form of stock, stock units or equivalents or cash) made (or paid) to any covered employee shall consist of objective tests based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, shareholder return and/or value, operating profits (including EBITDA), net income, earnings per share, profit returns and margins, stock price, working capital, economic value added, and changes between years or periods that are determined with respect to any of the above-listed performance criteria.

Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The formula for any such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, the effect of any significant changes in U.S. or non-U.S. tax rules or assumptions, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss, and will be based on accounting rules and related Company accounting policies and practices in effect on the date these awards are approved by the Compensation Committee.

Performance Period. The performance period for each long-term award may extend over two to five calendar years, and the performance period for each award granted may overlap the performance period for another award, although no two performance periods may consist solely of the same calendar years.

Maximum Amount. Pursuant to the terms of our long-term incentive award plan, no covered employee may receive an award in any performance period of more than 400,000 shares or share equivalents (stock units), subject to adjustment for changes in corporate capitalization, such as stock splits. For purposes of this maximum, if an award is denominated in cash rather than in shares, the equivalent will be determined by dividing the highest amount that the award could be under the formula for that year by the closing price of a share of stock on the first trading day of the applicable performance period.

As discussed above, awards under these terms will be based upon the Company’s future performance, and no incentive compensation under these terms has yet been awarded or earned by any covered employee. Accordingly, the amount of long-term incentive compensation to be paid in the future to the Company’s current and future covered employees under these terms cannot be determined at this time, as actual amounts will depend on the size of such awards, on actual performance and on the Compensation Committee’s discretion to reduce such amounts. For an understanding of the size and structure of these awards in the past, see the 2013 Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

Nothing in these terms precludes the Compensation Committee from making any payments or granting any awards whether or not such payments or awards qualify for tax deductibility under section 162(m).

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to			Number of securities remaining
	be issued upon exercise		Weighted-average exercise	available for future issuance under
	of outstanding options ,		price of outstanding options,	equity compensation plans (excluding
	warrants and rights(1)		warrants and rights(1)	securities reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders
Options	993,892		$96.53	—
RSUs	7,381,491		N/A	—
PSUs	4,131,717	(2)	N/A	—
Subtotal	12,507,100		$96.53	102,833,133
Equity compensation plans not approved by security holders
Options	4,629,059		$97.09	—
RSUs	1,253,644		N/A	—
PSUs	104,724	(2)	N/A	—
DCEAP shares	152,584		N/A	—
Subtotal	6,140,011		$97.09	15,775,986
Total	18,647,111		$97.88	118,609,119

N/A is not applicable

RSUs = Restricted Stock Units, including Retention Restricted Stock Units

PSUs = Performance Share Units

DCEAP Shares = Promised Fee Shares under the DCEAP (see plan description below)

(1)              In connection with 40 acquisition transactions, 579,616 additional share based awards, consisting of stock options and RSUs, were outstanding at December 31, 2013 as a result of the Company’s assumption of awards granted by the acquired entities. The weighted-average exercise price of these awards was $67.17. The Company has not made, and will not make, any further grants or awards of equity securities under the plans of these acquired companies.

(2)              The numbers included for PSUs in column (a) above reflect the maximum number payout. Assuming target number payout, the number of securities to be issued upon exercise of PSUs for equity compensation plans approved by security holders is 2,754,478 and for equity compensation plans not approved by security holders is 69,816. For additional information about PSUs, including payout calculations, refer to the 2013 Summary Compensation Table Narrative.

The material features of each equity compensation plan under which equity securities are authorized for issuance that was adopted without stockholder approval are described below:

2001 Long-Term Performance Plan

The 2001 Long-Term Performance Plan (the “2001 Plan”) has been used to fund awards for employees other than senior executives of the Company. Awards for senior executives of the Company have been and will continue to be funded from the stockholder-approved 1999 Long-Term Performance Plan (the “1999 Plan”); the 1999 Plan is also used to fund awards for employees other than senior executives. Otherwise, the provisions of the 2001 Plan are identical to the 1999 Plan, including the type of awards that may be granted under the plan (stock options, restricted stock and unit awards and long-term performance incentive awards.)

The 2001 Plan is administered by the Executive Compensation and Management Resources Committee of the Board of Directors (the “Committee”), and that Committee may delegate to officers of the Company certain of its duties, powers and authority. Payment of awards may be made in the form of cash, stock or combinations thereof and may be deferred with Committee approval. Awards are not transferable or assignable except (i) by law, will or the laws of descent and distribution, (ii) as a result of the disability of the recipient, or (iii) with the approval of the Committee.

If the employment of a participant terminates, other than as a result of the death or disability of a participant, all unexercised, deferred and unpaid awards shall be canceled immediately, unless the award agreement provides otherwise. In the event of the death of a participant or in the event a participant is deemed by the Company to be disabled and eligible for benefits under the terms of the IBM Long-Term Disability Plan (or any successor plan or similar plan of another employer), the participant’s estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the participant under the applicable award agreement. In addition, unless the award agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred awards at any time if the participant is not in compliance with all applicable provisions of the award agreement and the 2001 Plan. In addition, awards may be cancelled if the participant engages in any conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

PWCC Acquisition Long-Term Performance Plan

The IBM PWCC Acquisition Long-Term Performance Plan (the “PWCC Plan”) was adopted by the Board of Directors in connection with the Company’s acquisition of PricewaterhouseCoopers Consulting (“PwCC”) from PricewaterhouseCoopers LLP, as announced on October 1, 2002. The PWCC Plan has been and will continue to be used solely to fund awards for employees of PwCC who have become employed by the Company as a result of the acquisition. Awards for senior executives of the Company will not be funded from the PWCC Plan. The terms and conditions of the PWCC Plan are substantively identical to the terms and conditions of the 2001 Plan, described above.

IBM Deferred Compensation and Equity Award Plan

The IBM Deferred Compensation and Equity Award Plan (the “DCEAP”) was adopted in 1993 and amended and restated effective January 1, 2014. Under the Amended and Restated DCEAP, non-management directors receive Promised Fee Shares in connection with deferred annual retainer payments. Each Promised Fee Share is equal in value to one share of the Company’s common stock. Upon a director’s retirement or other completion of service as a director, amounts deferred into Promised Fee Shares are payable in either cash and/or shares of the Company’s stock either as lump sum or installments pursuant to the director’s distribution election. For additional information about the DCEAP, see General Information—2013 Director Compensation Narrative.

5.              ADOPTION OF THE IBM 2014 EMPLOYEES STOCK PURCHASE PLAN

The Board of Directors has approved, subject to approval by IBM’s stockholders, the IBM 2014 Employees Stock Purchase Plan (the “2014 Plan”). The 2014 Plan permits employees to purchase IBM common stock through payroll deductions during semi-annual offerings.

The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve the adoption of the 2014 Plan.

Background and Rationale

IBM has had an employee stock purchase plan approved by stockholders since 1958 reflecting IBM’s longstanding practice offering IBM employees globally the opportunity to purchase IBM common stock under a company-administered employee stock purchase plan. Stockholders approved the most recent plan which became effective on July 1, 2003 (the “2003 Plan”). On December 31, 2013, there remained 2,340,037 shares available to purchase under that plan. Based upon IBM’s stock price and historical employee participation rates, IBM believes that no shares may remain available for purchase under the 2003 Plan on some date prior to June 30, 2015, at which point that plan will terminate in accordance with its terms.

In calendar year 2013, approximately 62,000 employees globally, including 7 Senior Executives, purchased 1,480,559 shares under the 2003 Plan, including 833 shares purchased by Senior Executives as a group. In addition, employees purchased 1,565,829 shares in 2012 and 1,852,823 shares in 2011 under the 2003 Plan. The Board of Directors continues to believe that an employee stock purchase plan is in IBM’s best interest because it aligns the interests of participant employees with those of stockholders and assists IBM in attracting and retaining employees. Any failure to obtain stockholder approval of the 2014 Plan will limit IBM’s ability to achieve these important objectives. The Board therefore recommends approval of the 2014 Plan.

If this proposal is approved by the stockholders, the 2003 Plan will be suspended effective June 30, 2014, and no additional shares will be issued under that plan.

Summary of the 2014 Plan

The following summary describes features of the 2014 Plan. This summary is qualified in its entirety by reference to the terms of the 2014 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Purpose

The purpose of the 2014 Plan is to provide employees with an opportunity to purchase IBM common stock. Generally, for employees located in the United States, the 2014 Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) and will be administered in a manner consistent with the requirements of that section of the Code.

Administration

The 2014 Plan will be administered by a committee composed of senior management (the “Committee”). The 2014 Plan provides the Committee with the authority to make rules and regulations for the administration of the plan, including establishing the price for the shares offered under the plan within the limits provided in the plan.

Shares

If approved by stockholders, shares may be issued under the 2014 Plan beginning on July 1, 2014, and 25,000,000 shares of authorized common stock will be reserved for issuance under the 2014 Plan. As of December 31, 2013, there were 1,054,390,937 shares of IBM common stock outstanding. Shares available for issuance pursuant to the 2014 Plan may be sourced from shares purchased in the open market, treasury shares or authorized and unissued shares. IBM will be required to seek subsequent stockholder approval prior to the issuance of any additional shares beyond the 25,000,000 shares reserved under the 2014 Plan.

Eligibility

Employees including Senior Executives of IBM and certain of its global subsidiaries shall be eligible to participate in the 2014 Plan in accordance with the plan and rules prescribed by the Committee. Senior Executives are eligible to participate in the 2014 Plan on the same basis as all other eligible employees.

Offering Period and Price of Shares

The 2014 Plan provides that IBM will establish semi-annual offering periods with a duration of six months during which employees may invest amounts of their compensation within the limits provided in the plan. Prior to the commencement of each offering period established pursuant to the 2014 Plan, the Committee shall establish the purchase price for each share purchased during such offering period.

The purchase price for each offering period shall be no lower than the lesser of (i) 85% of the average market price on the first business day of each offering period; or (ii) 85% of the average market price on the last business day of each pay period. The purchase price established by the Committee may be a fixed price or determined by formula. For the offering period which began on January 1, 2014 under the 2003 Plan and for all offering periods under the 2003 Plan since April 1, 2005, the purchase price established by the Committee was 95% of the average market price on the last business day of each pay period.

Limits on Stock Purchases

On each offering date, eligible employees will be able to purchase full or fractional shares of IBM through payroll deductions of up to 10% of compensation received during the prescribed payroll period at a price established by the Committee in accordance with the 2014 Plan. In no event shall the fair market value of the shares purchased by an employee under the 2014 Plan and any other employee stock purchase plan of IBM, as measured as of the first day of each applicable offering period, exceed $25,000 in any calendar year. An employee may not purchase more than 1,000 shares in any offering period.

Proceeds and Adjustments

The proceeds of the sale of stock and of administrative fees received under the 2014 Plan will constitute general funds of IBM and may be used by it for any purpose. The 2014 Plan provides for proportionate adjustments to reflect stock splits, stock dividends, and other changes in the capital stock.

Amendment and Termination

Subject to the limitations set forth below, the 2014 Plan may be amended by the Board of Directors, including without limitation by increasing or decreasing the purchase price, excluding highly compensated employees, decreasing the maximum amount of payroll deduction for purchases, decreasing the number of shares that employees may purchase, suspending the 2014 Plan and purchases thereunder, modifying the offering periods (but no offering period may exceed 24 months), and establishing sub-plans under the 2014 Plan that permit offerings to employees of certain subsidiaries which sub-plans are not intended to satisfy the requirements of Section 423 of the Code. Notwithstanding the foregoing, the 2014 Plan may not be amended without prior stockholder approval, to increase the number of shares or to reduce the purchase price per share to less than the lesser of (i) 85% of the average market price on the first business day of each offering period or (ii) 85% of the average market price on the last business day of each pay period.

The 2014 Plan does not have a specified termination date given the difficulties in predicting the level of employee participation and the rate of share consumption which based on IBM’s prior experience in administering its employee stock purchase plans are impacted by stock price and other factors not within IBM’s control. The 2014 Plan will terminate when no more shares remain available for issuance under the plan or if earlier terminated at the discretion of the Board of Directors.

Tax Treatment

For U.S. federal income tax purposes, an employee does not realize income at the time of entry into the 2014 Plan or purchase of a share. If no disposition of a share of stock is made within two years from the first day of the offering period in which the share is purchased, or one year from the date the share is purchased by the employee, upon subsequent disposition of the stock, the employee will recognize ordinary income to the extent of the lesser of (1) the excess of the fair market value of the share on the first day of the offering period over the purchase price of the share on the first day of the offering period, or (2) the excess of the fair market value of the share on the date of the sale over the price paid for the share. Any further gain will be treated as capital gain, and IBM will not be entitled to an income tax deduction with respect to the share. If a share is disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the share on the date of purchase over the price paid for the share, and in these circumstances, IBM will be entitled to a deduction equal to the amount of ordinary income recognized by the employee. Any further gain will be treated as capital gain for the employee. Tax treatment in jurisdictions outside the U.S. will be governed by local laws, and state and local tax treatment inside the U.S. will be governed by applicable state and local laws.

New Plan Benefits

The future benefits or amounts that would be received under the 2014 Plan are based upon voluntary participation and elections made by participants and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to Senior Executives and/or other employees for the last completed fiscal year if this 2014 Plan had been in effect cannot be determined for the same reasons.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Stockholder proposals

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

6.              STOCKHOLDER PROPOSAL FOR DISCLOSURE OF LOBBYING POLICIES AND PRACTICES

Management has been advised that Madeline Moore, 1500 SW 5th Avenue, #1105, Portland, OR 97201, the owner of 45 shares, and multiple co-filers, whose names, addresses and beneficial holdings are available on request, intend to submit the following proposal at the meeting:

Whereas, corporate lobbying exposes IBM to risks that could affect the company’s stated goals, objectives, and shareholder value, and

Whereas, we have strong interest in full disclosure of our company’s lobbying activities and expenditures to assess whether our company’s lobbying is consistent with its expressed goals and in the best interests of shareholders and long term value.

Resolved, the shareholders of IBM request the Board authorize the preparation of a report, updated annually, disclosing:

1.              Company policy and procedures governing direct and indirect lobbying practices.

2.              Payments by IBM used for direct or indirect lobbying, in each case including the amount of the payment and the recipient.

3.              IBM’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.              Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, “indirect lobbying” is lobbying engaged in by any trade association or other organization of which IBM is a member. Both “direct and indirect lobbying” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee of the Board or other relevant oversight committees of the Board and posted on the company’s website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. Absent a system of accountability, company assets could be used for objectives contrary to IBM’s long-term interests.

IBM is to be commended for its appropriate disclosure with regard to the political contributions that represent the company’s participation in the electoral process. IBM should establish equally high standards for evaluating and disclosing the extensive spending that represents the company’s participation in the legislative process through lobbying and public policy work.

IBM does disclose direct federal lobbying activities as is required by law, reporting $9.7 million total expenditures in 2011 and 2012 (Senate Records). However, this total does not include payments made to trade groups used for lobbying purposes, nor does it include lobbying expenditures made at the state level to influence legislation or regulation.

IBM belongs to many trade associations who conduct extensive lobbying activities. For example, IBM is on the Board of the United States Chamber of Commerce, an organization characterized as “by far the most muscular business lobby group in Washington” (“Chamber of Secrets,” Economist, April 21, 2012), which has spent more than half a billion dollars on lobbying since 2009. Yet IBM does not disclose its Chamber payments, the portions used for lobbying, or the issues and positions supported.

Without disclosure of 1) policies guiding the use of corporate dollars by third parties to lobby on our company’s behalf and 2) amounts spent on lobbying by third parties, shareholders are left with an incomplete understanding of scope, risks and benefits of IBM’s lobbying activities.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This Proposal requests additional disclosure by IBM of lobbying activities and expenditures. IBM already discloses lobbying activities and expenditures, including expenditures made through trade associations, as required by law. Furthermore, the Company has established clear oversight over such activities and expenditures through numerous written corporate policies, instructions, and guidelines. Moreover, IBM does not provide any financial support to political parties or candidates, directly or indirectly. Because of IBM’s policy on political contributions and expenditures, IBM does not have a Political Action Committee and does not engage in independent expenditures or electioneering communications as defined by law. This proposal does not appear to properly consider IBM’s well known policies and practices in this area, and the Board recommends against this Proposal.

Indeed, this clear and long-standing corporate policy against making political contributions of any kind sets IBM apart from many other U.S. corporations. The policy is set forth in the IBM Business Conduct Guidelines under the section entitled, “Public Service and Political Activity” and is published by the Company on its website at: http://www.ibm.com/investor/governance/business-conduct-guide-lines.wss. All IBM employees are required to comply with these guidelines.

IBM does engage in lobbying activities, which are described in the IBM Business Conduct Guidelines under the section entitled “Lobbying.” All lobbying activities, including lobbying activities by third parties on behalf of IBM, require the prior approval of IBM’s Corporate Governmental Programs office—a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide. The IBM Governmental Programs office works to advocate the public policy interests of IBM and its stockholders and employees with governments around the world.

The Company provides disclosure on its website about its policies and practices with regard to public policy matters, including trade and industry associations and lobbying activities and expenditures. See www.ibm.com/investor/governance/public-policy-matters.wss. Further, IBM’s U.S. federal lobbying reports disclose in extensive detail all issues lobbied and total U.S. federal lobbying expenditures made by IBM. Contrary to the Proposal’s supporting statement, IBM’s total reported U.S. federal lobbying expenditures do, in fact, include expenditures for “indirect lobbying” via trade associations, as required by law. These reports are available for public review at http://disclosures.house.gov/Ld/LDSearch.aspx/. IBM also complies fully with U.S. state and local lobbying disclosure laws, which vary by jurisdiction, but which do, in most cases, require lobbyists to register and disclose their lobbying activities. Finally, the Company periodically reports to its Board of Directors about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures.

Given all of the foregoing, the Board views the proposal as unnecessary. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

7.              STOCKHOLDER PROPOSAL ON THE RIGHT TO ACT BY WRITTEN CONSENT

Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of 25 shares, intends to submit the following proposal at the meeting:

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with giving shareholders the fullest power to act by written consent in accordance with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

The shareholders of Wet Seal (WTSLA) successfully used written consent to replace certain underperforming directors in 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

This proposal should also be more favorably evaluated due to the deficiencies in our company’s corporate governance as reported in 2013:

GMI Ratings, an independent investment research firm gave our company a D in regard to our board and also for our executive pay and accounting. CEO pay was extreme with Virginia Rometty receiving $22 million in a year with excessive perks and a 26-year pension credit. IBM could pay long-term incentives to our CEO for below-median performance. Meanwhile for shareholders there was a potential 13% stock dilution concern.

There were 4 CEOs on our board and half of our executive pay committee included CEOs — Boeing’s James McNerney and Dow Chemical’s Andrew Liveris. Andrew Liveris, Alain Belda, Michael Eskew and Shirley Ann Jackson each revived close to double-digits in negative votes. There were overboarded directors on our full board and on our audit committee. David Farr and Joan Spero were negatively flagged due to their involvement with the boards of Delphi Corporation and Delta Air Lines respectively, each of which filed for bankruptcy. Plus Directors Farr and Spero made up 50% of our audit committee. IBM did not have an independent board chairman or a Lead Director and our management had a unilateral right to amend the articles/ constitution and by-laws without shareholder approval.

GMI said not one member of our audit committee had substantial industry knowledge and not one non-executive director had expertise in risk management. IBM had a higher accounting and governance risk than 98% of companies and had a higher shareholder class action litigation risk than 99% of all rated companies.

IBM had come under investigation, or had been subject to fine, settlement or conviction for issues related to its accounting practices, for issues related to the Foreign Corrupt Practices Act, or other bribery or corruption violations and for issues related to consumer privacy violations.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

Right to Act by Written Consent—Proposal 7

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. IBM’s current practices are designed to ensure that notice and an opportunity to be heard precede stockholder votes, enabling meaningful discourse to occur before important decisions are made affecting your Company. In contrast, this proposal would enable the owners of a bare majority of shares to act by voting in favor of their own proposed action, without a meeting and without ever providing notice to other stockholders or the Company. The Board of Directors believes that the adoption of this proposal would not be in the best interests of its stockholders.

Currently, any matter that IBM or its stockholders wishes to present for a stockholder vote must be noticed in advance and presented at a meeting of stockholders. This allows all stockholders to consider, discuss and vote on pending stockholder actions. In contrast, the written consent proposal at issue would permit a small group of stockholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other stockholders to initiate action with no prior notice either to the other stockholders or to the Company, thus preventing all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including the Company’s position. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for stockholders; with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. In short, the Board does not believe that written consent is an appropriate corporate governance model for a widely-held public company like IBM.

The Company also believes that adoption of this proposal is unnecessary because of IBM’s long demonstrated history of commitment to high standards of corporate governance. The Company has taken numerous steps that enable participation by stockholders. IBM’s by-laws permit holders of at least 25% of the outstanding shares the power to call a special meeting of stockholders. The Board believes that holding meetings with proper notice whereby all stockholders may deliberate and discuss the proposed actions, receive and consider the Company’s position and recommendation, and then vote their shares is the best way for stockholders to take action. The safeguards around the ability to act by a special or annual meeting promote and protect stockholders’ interests. Other examples of existing accountability to stockholders include the Company’s annual election of directors by majority voting and the absence of any super-majority provisions in our charter documents. Finally, as described in this Proxy Statement, the Company has established a process by which stockholders may communicate directly with the Company’s Board or non-management directors throughout the year on any topics of interest to stockholders.

The Board views the proposal calling for action by written consent without prior notice to all stockholders as unnecessary and not in the best interests of its stockholders. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

8.              STOCKHOLDER PROPOSAL TO LIMIT ACCELERATED EXECUTIVE PAY

Management has been advised that Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, the owner of 700 shares, intends to submit the following proposal at the meeting:

Resolved: Shareholders ask our board of directors to adopt a policy that in the event of a change in control (as defined under any applicable employment agreement, equity incentive plan or other plan), there shall be no acceleration of vesting of any equity award granted to any senior executive, provided, however, that our board’s executive pay committee may provide in an applicable grant or purchase agreement that any unvested award will vest on a partial, pro rata basis up to the time of the senior executive’s termination, with such qualifications for an award as the committee may determine.

For purposes of this Policy, “equity award” means an award granted under an equity incentive plan as defined in Item 402 of the SEC’s Regulation S-K, which addresses executive pay. This resolution shall be implemented so as not affect any contractual rights in existence on the date this proposal is adopted.

The vesting of equity pay over a period of time is intended to promote long-term improvements in performance. The link between executive pay and long-term performance can be severed if such pay is made on an accelerated schedule.

GMI Ratings, an independent investment research firm gave our company a D in regard to our executive pay in 2013. CEO pay was extreme with Virginia Rometty receiving $22 million in a year with excessive perks and a 26-year pension credit. IBM could pay long-term incentives to our CEO for below-median performance. Meanwhile for shareholders there was a potential 13% stock dilution concern.

Please vote to protect shareholder value:

Limit Accelerated Executive Pay—Proposal 8.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The proponent asks the Company to adopt a policy with respect to provisions that do not exist at IBM, without consideration of whether or not such policy applies to the Company. It asks the Company to take action with respect to IBM’s equity plans or agreements, none of which contains a change in control provision, let alone a provision that would accelerate vesting of any awards upon a change in control.

Putting aside the proposal’s fundamental irrelevance, the Company is philosophically opposed to this proposed change. We believe that our Executive Compensation and Management Resources Committee, which is composed entirely of independent directors, and the Board itself, are in the best position to design and implement executive compensation practices and principles that are aligned with the interests of our stockholders, taking into account best practices, market competitiveness and IBM’s strategic, operational, and financial goals. This Proxy Statement highlights the rigorous policies and practices the Company has in place to ensure that IBM’s executive compensation is appropriate.

Our Compensation Committee’s decisions are made to further the long-term interests of the Company and its stockholders. As discussed in the 2013 Compensation Discussion and Analysis, a significant percentage of each executive officer’s compensation is provided in the form of equity awards that have value only if vesting occurs. These equity awards support the achievement of IBM’s long-term business strategies and goals, align financial rewards with the economic interests of our stockholders, and promote attraction and retention of leadership talent that is required to lead a complex global enterprise. Adoption of the policy requested by the proponent, a policy that is at best irrelevant, does not serve to enhance a decision-making process that is focused on the Company’s long-term performance.

Our Board believes that IBM’s current executive compensation policies and practices are appropriate and effective, aligning the interests of our executives with those of our stockholders. Investors — IBM’s owners — want senior leaders to run the Company in a way that protects and grows their investment over the long term while appropriately managing risk. Adoption of this unnecessary and arbitrary proposal would not support those objectives and would not be in the best interests of our stockholders. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

FREQUENTLY ASKED QUESTIONS

1.              What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is usually your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

2.              I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3.              Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4.              What is the “Record Date” for the Annual meeting?

February 28, 2014.

5.              Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6.              Which IBM shares are included in the proxy card I received?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.

7.              May I vote my shares in person at the Annual Meeting?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8.              Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 28, 2014, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 28, 2014, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9.              May I change or revoke my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10.       How can I contact IBM’s transfer agent?

Contact our transfer agent by either writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada and Puerto Rico 781-575-2727).

11.       Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12.       During the Question Period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about company matters. It is not the appropriate forum to raise personal grievances.

13.       I understand that a “quorum” of stockholders is required in order for the Company to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

14.       How many shares of IBM stock are “outstanding”?

As of February 10, 2014, there were 1,041,340,758 common shares outstanding and entitled to be voted.

15.       What is the voting requirement for electing IBM’s Directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.

16.       What is “Broker Discretionary Voting”?

This refers to the New York Stock Exchange (NYSE) rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.

17.       Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.

18.       Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

The table below reflects the vote required in accordance with the laws of New York State:

		Do abstentions	Is broker
		count as votes	discretionary
Proposal	Vote required	cast?	voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of appointment of Pricewaterhouse-Coopers LLP	Majority of votes cast	No	Yes
Management Proposal on Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Approval of Long-Term Incentive Performance for Certain Executives pursuant to Section 162(m) of the Internal Revenue Code	Majority of votes cast	No	No
Adoption of the 2014 Employees Stock Purchase Plan	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

* Advisory and non-binding

19.       Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

20.       Where can I find the voting results of the Annual Meeting?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website. In addition, the Company will include voting results on a Form 8-K shortly after the Annual Meeting.

21.       Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

22.       How do I submit a proposal for inclusion in IBM’s 2015 proxy material?

Stockholder proposals may be submitted for IBM’s 2015 proxy material after the 2014 Annual Meeting and must be received at our corporate headquarters no later than November 10, 2014. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

23.       How do I submit an item of business for the 2015 Annual Meeting?

Stockholders who intend to present an item of business at the 2015 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 11, 2014 and no later than November 10, 2014, as set forth more fully in the Company’s by-laws.

24.       I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

25.       What is “Householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

26.       If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

27.       Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

28.       Did IBM utilize the SEC’s e-proxy rules for delivery of the proxy materials this year?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

29.       I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at www.ibm.com/investor and select “Stockholder services,” scroll down to “Consent for materials online” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account” and follow the instructions to enroll.

30.       I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above).

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

31.       Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by the Company through the mail, in person and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., LLC, to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Michelle H. Browdy

Vice President and Secretary

March 10, 2014

APPENDIX A.

IBM 2014 Employees Stock Purchase Plan

The purpose of this Plan is to provide employees an opportunity to purchase IBM stock through offerings to commence on a date no earlier than July 1, 2014, as determined by the Committee. 25,000,000 shares of IBM stock in the aggregate ($0.20 par value) have been approved for this purpose.

1. Administration. The Plan shall be administered by a Committee appointed by the Board of Directors from members of senior management, consisting of at least three members. The Committee shall have authority to make rules and regulations for the administration of the Plan, including establishing the purchase price in accordance with Section 4 below. The Committee’s interpretations and decisions with regard thereto shall be final and conclusive. At any time and from time to time, the Board may delegate to the Committee the Board’s power and authority under the Plan pursuant to such conditions or limitations as the Board may establish.

2. Eligibility. Except as provided below, all employees of the Corporation or its subsidiaries (and only employees of such entities) shall be eligible to participate in the Plan in accordance with such rules as may be prescribed by the Committee from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Internal Revenue Code (including, but not limited to, Section 423 (b)(3), (4), (5), and (8) thereof) and the regulations promulgated thereunder. Sub-plans established under the Plan outside of the United States need not comply with the Internal Revenue Code and associated regulations. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all classes of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

3. Offering Periods. The Corporation shall make available Offering Periods to employees to purchase IBM stock under this Plan (each, an “Offering Period”). Each Offering Period shall be of a length determined by the Committee, during which (or during such portion thereof as an employee may elect to participate) the amounts received as compensation by an employee shall constitute the measure of such of the employee’s participation in the Offering Period as is based on compensation.

4. Purchase of Shares. Shares shall be purchased each pay period during an Offering Period. Prior to the commencement of each Offering Period, the Committee shall establish the purchase price for each share purchased during such Offering Period. The purchase price shall be no lower than the lesser of 85% of the average market price on the first business day of each Offering Period or 85% of the average market price on the last business day of each pay period. The purchase price established by the Committee may include, without limitation, a purchase price that is no lower than 85% of the average market price on the last business day of each pay period or a purchase price that is no lower than 85% of the average market price on the first business day of each Offering Period. The purchase price established by the Committee may be a fixed price or determined by formula. Each employee participating in the Plan during any Offering Period shall be granted an option, upon the effective date of such Offering Period, for as many full and fractional shares of IBM stock as the participating employee may elect to purchase with up to 10% of the compensation received during the specified Offering Period, to be paid by payroll deductions during such Offering Period. Notwithstanding the foregoing, in no event shall the number of shares purchased by an employee in any Offering Period exceed 1,000 shares. As of the last day of each pay period during any Offering Period, the account of each participating employee shall be totaled, and the employee shall be deemed to have exercised an option to purchase one or more full or fractional shares at the then-applicable price; the employee’s account shall be charged for the amount of the purchase; and the ownership of such share or shares shall be appropriately evidenced on the books of the Corporation. Additional shares covered by the employee’s option shall be purchased in the same manner, as of the last day of each subsequent pay period during the Offering Period.

5. Participation. An employee eligible for participation on the effective date of any Offering Period may participate in such Offering Period by completing and forwarding a payroll deduction authorization to the employee’s appropriate payroll location in accordance with payroll procedures established by IBM. The form will authorize a regular payroll deduction from the employee’s compensation, and must specify the date on which such deduction is to commence, which day may not be retroactive. The form must be received by the Corporation’s payroll department in accordance with payroll procedures established by IBM.

6. Deductions. The Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any Offering Period under this Plan, an employee may authorize a payroll deduction of a whole percentage (up to a maximum of 10%) of the compensation the employee receives during the Offering Period (or during such portion thereof in which the employee may elect to participate). No employee may be granted an option that permits his or her rights to purchase stock under this Plan, and any other stock purchase plan of the Corporation and its subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the effective date of the applicable Offering Period) for each calendar year in which the option is outstanding at any time. Except as provided in the applicable regulations, no amount that is withheld from an employee’s compensation with respect to a particular Offering may be carried over and applied to purchase shares in a subsequent Offering.

7. Deduction Changes. All changes to payroll deductions under the Plan shall be in accordance with payroll procedures established by IBM. An employee may increase or decrease the employee’s payroll deduction by filing a new payroll deduction authorization at any time during an Offering Period. The change may not become effective sooner than the next pay period after receipt of the authorization.

8. Employee Accounts and Certificates. Upon purchase of one or more full or fractional shares by a Plan participant pursuant to Section 4 hereof, the Corporation shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Certificates shall be issued only on request for full shares and also when necessary to comply with transaction requirements outside the United States. In the event a participant terminates his or her account, any fractional share held in the account will be paid to the participant in cash.

9. Registration of Shares. Shares may be registered only in the name of the employee, or, if the employee so indicates on the employee’s payroll deduction authorization form, in the employee’s name jointly with another joint tenant, with right of survivorship. An employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have shares registered in the employee’s name as tenant in common or as community property with another person, without right of survivorship.

10. Definitions. The term “Corporation” or “IBM” means International Business Machines Corporation, a New York corporation. The term “IBM stock” means the common stock of IBM. The phrase “average market price” means the average of the high and low composite prices of IBM stock on the New York Stock Exchange on a given day or, if no sales of IBM stock were made on that day, the average of the high and low composite prices of IBM stock on the next preceding day on which sales were made on said Exchange. The term “subsidiary” means a subsidiary of the Corporation within the meaning of Section 424(f) of the Internal Revenue Code and the regulations promulgated thereunder, provided, however, that this Plan shall not be deemed to cover the employees of any subsidiary that did not participate in the IBM 2003 Employees Stock Purchase Plan, unless so authorized by the Committee.

11. Rights as a Stockholder. None of the rights or privileges of a stockholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until such shares shall have been appropriately evidenced on the books of the Corporation.

12. Rights on Retirement, Death, or Termination of Employment. In the event of a participating employee’s retirement, death, or termination of employment, the employee shall be ineligible to continue to participate in the Plan, and no payroll deduction shall be taken from any pay due and owing to the employee after the pay period during which the employee became ineligible.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14. Application of Funds and Administrative Fees. All funds received or held by the Corporation under this Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan. Initially, the fee shall be $6 per participating employee per Offering Period.

15. Adjustments in Case of Changes Affecting IBM Stock. In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for this Plan shall be increased proportionately, and such other adjustments shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting IBM stock, such adjustments shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

16. Amendment of the Plan. Notwithstanding anything to the contrary contained herein, without the approval of a majority of the shares of stock of the Corporation voted at a meeting duly called, no amendment shall be made (i) increasing the number of shares approved for this Plan (other than as provided in section 15 hereof) or (ii) decreasing the purchase price per share to less than the lesser of (x) 85 percent of the average market price on the first business day of each Offering Period or (y) 85 percent of the average market price on the last business day of each pay period. Subject to the limitations set forth in the immediately preceding sentence, the Board of Directors may at any time, or from time to time, amend this Plan in any respect, including without limitation by (i) increasing or decreasing the purchase price per share, (ii) subject to Section 423(b)(4) of the Internal Revenue Code, excluding highly compensated employees (within the meaning of section 414(q) of the Internal Revenue Code) from participation, (iii) decreasing the maximum amount of payroll deduction for purchases and the number of shares that employees may purchase during any offering period, (iv) suspending the Plan and purchases thereunder for a period of time, (v) modifying the offering period in which employees may purchase stock under this Plan (except that an offering period may not exceed twenty-four (24) months), and (vi) establishing sub-plans under the Plan that permit offerings to employees of certain subsidiaries, which sub-plans are not intended to satisfy the requirements of Section 423 of the Internal Revenue Code, in each case in accordance with applicable laws, and in the case of clauses (i) through (v), in accordance with the requirements of the Internal Revenue Code (including, but not limited to, Section 423(b)) and the regulations thereunder.

17. Termination of the Plan. This Plan and all rights of employees under any offering hereunder shall terminate:

(i) on the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair, or

(ii) at any earlier time, including during any periods that the Plan is suspended as the Board of Directors may determine from time to time, at the discretion of the Board.

18. Governmental Regulations. The Corporation’s obligation to sell and deliver IBM stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

19. Plan Shares. Shares for the Plan may be sourced from shares purchased in the open market, treasury shares, or authorized and unissued shares.

printed on recycled paper and recyclable

Admission Ticket
C123456789
IMPORTANT ANNUAL MEETING INFORMATION	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE SACKPACK

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Vote by Internet • Log on to: www.ibm.com/investor/vote

Vote by telephone

• Within USA, US territories & Canada, call toll-free 1-800-652-VOTE (8683) on a touch tone telephone.
There is NO CHARGE to you for the call.

• Outside USA, US territories & Canada, call  1 - 781-575-2300 on a touch tone telephone.
Standard rates will apply.

• Follow the instructions provided by the recorded message.

Mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PROXY/VOTING INSTRUCTION CARD

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately).

1.	Election of Directors for a Term of One Year

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 - A. J. P. Belda	☐	☐	☐	02 - W. R. Brody	☐	☐	☐	03 - K. I. Chenault	☐	☐	☐	04 - M. L. Eskew	☐	☐	☐
05- D. N. Farr	☐	☐	☐	06 - S. A. Jackson	☐	☐	☐	07 - A. N. Liveris	☐	☐	☐	08 - W. J. McNerney, Jr.	☐	☐	☐
09 - J. W. Owens	☐	☐	☐	10 - V. M. Rometty	☐	☐	☐	11- J. E. Spero	☐	☐	☐	12 - S. Taurel	☐	☐	☐
13 - L. H. Zambrano	☐	☐	☐

IBM’s Directors recommend a vote FOR Proposals 2, 3, 4 and 5.

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐	3.	Advisory Vote on Executive Compensation	☐	☐	☐

4.	Approval of Long-Term Incentive Performance Terms for Certain Executives Pursuant to Section 162(m) of the Internal Revenue Code	☐	☐	☐	5.	Adoption of the IBM 2014 Employees Stock Purchase Plan	☐	☐	☐

IBM’s Directors recommend a vote AGAINST Proposals 6, 7 and 8.

		For	Against	Abstain			For	Against	Abstain			For	Against	Abstain
6.	Stockholder Proposal for Disclosure of Lobbying Policies and Practices	☐	☐	☐	7.	Stockholder Proposal on the Right to Act by Written Consent	☐	☐	☐	8.	Stockholder Proposal to Limit Accelerated Executive Pay	☐	☐	☐

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002CSP0050	01RLNI

Annual Meeting Admission Ticket

This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 29, 2014, at 10 a.m. in the Prime F. Osborn III Convention Center, 1000 Water Street, Jacksonville, FL 32204.

Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

Dear IBM Stockholder:

Your vote is important. Please read both sides of the attached 2014 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 29, 2014, at 10 a.m. in the Prime F. Osborn III Convention Center, 1000 Water Street, Jacksonville, FL 32204. If you plan to attend the Annual Meeting, you should either mark the box provided below on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system.

We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder.

Michelle H. Browdy
Vice President and Secretary

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 29, 2014

Virginia M. Rometty, Robert C. Weber and Michelle H. Browdy, or any of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Prime F. Osborn III Convention Center, 1000 Water Street, Jacksonville, FL 32204, at 10 a.m. on Tuesday, April 29, 2014, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2014 ANNUAL MEETING AND PROXY STATEMENT.

THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2014 ANNUAL MEETING AND PROXY STATEMENT.

UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED.

(Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting

Mark the box if you plan to attend the Annual Meeting.

Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone.
Date (mm/dd/yyyy) — Please print date below.	Signature(s) — Please keep signature(s) within the box.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.